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                                                                    EXHIBIT 10.1

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

                       ASPREVA PHARMACEUTICALS CORPORATION

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                                TABLE OF CONTENTS

1.  INTERPRETATION................................................................................      2
    1.1      Definitions..........................................................................      2
    1.2      Other Words and Phrases..............................................................      8
    1.3      Currency.............................................................................      9
    1.4      Number and Gender....................................................................      9
    1.5      Headings.............................................................................      9
    1.6      Cross References.....................................................................      9
    1.7      Accounting Terms.....................................................................      9
    1.8      Schedules............................................................................      9

2.  SCOPE, EFFECT AND PARTIES.....................................................................      9
    2.1      Shareholders to Act in Support of Terms..............................................      9
    2.2      Removal of Directors who Fail to Act in accordance with Terms........................      9
    2.3      Directors Acknowledgement............................................................     10
    2.4      Terms to Prevail over Constating Documents...........................................     10
    2.5      Agreement to Cover at Least 80% of Votes.............................................     10
    2.6      Application..........................................................................     10
    2.7      Ceasing to be a Party................................................................     10

3.  CONDUCT OF THE AFFAIRS OF THE CORPORATION.....................................................     10
    3.1      Composition of the Board of Directors and Certain Committees.........................     10
    3.2      Meetings of the Board of Directors...................................................     11
    3.3      Quorum for Board Meetings............................................................     12
    3.4      Specific Major Matters Requiring Board and Shareholder Approval......................     12
    3.5      Board Approval of Major Matters undertaken by Subsidiaries...........................     14
    3.6      Remuneration to Directors............................................................     14
    3.7      Observers............................................................................     14
    3.8      Indemnity for Directors and Others...................................................     15
    3.9      Protection of Proprietary Rights.....................................................     15
    3.10     Shareholders' Meetings...............................................................     15
    3.11     Quorum for Shareholder Meetings......................................................     16
    3.12     Deposit of Proxies...................................................................     16
    3.13     Accounting Systems...................................................................     16
    3.14     Amendment to Articles................................................................     16
    3.15     Amendment to Bylaws..................................................................     16

4.  INFORMATION RIGHTS............................................................................     17
    4.1      Reporting Requirements of Additional Investors and Series A Investors................     17
    4.2      Reporting Requirements of Series A Shareholders......................................     17

5.  INSURANCE POLICIES............................................................................     17
    5.1      Key Person Insurance.................................................................     17

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                                      -ii-

    5.2      General Insurance....................................................................     17
    5.3      Directors' and Officers' Liability Insurance.........................................     18
    5.4      Limitation on Insurance Encumbrances.................................................     18

6.  ISSUE OF ADDITIONAL EQUITY SECURITIES.........................................................     18
    6.1      Treasury Offerings...................................................................     18
    6.2      Offerings to be made Pro-Rata on a Fully Converted Basis.............................     18
    6.3      Permitted Non-Pro Rata Offerings.....................................................     20
    6.4      Waiver of Rights.....................................................................     20
    6.5      Execute Agreement....................................................................     20

7.  SHARE TRANSFERS...............................................................................     21
    7.1      Transfers Restricted.................................................................     21
    7.2      Permitted Transfers..................................................................     21
    7.3      Right of First Offer in favour of Corporation and all Shareholders...................     22
    7.4      Mandatory Disposition for Founders...................................................     24
    7.5      Right of First Offer of Founder Shares in favour of Series A Investors...............     27
    7.6      Co-Sale Rights on Change of Control: Shareholder Sales...............................     30
    7.7      Co-Sale Rights on Change of Control: Shareholder Purchase............................     32
    7.8      Drag Along Rights....................................................................     34
    7.9      Involuntary Transfers on Bankruptcy..................................................     34
    7.10     Recognition of Transfers.............................................................     35
    7.11     Endorsement on Share Certificates....................................................     35
    7.12     Waiver of Rights.....................................................................     35
    7.13     Transfer of Agreement Rights.........................................................     36
    7.14     No Pledging of Shares................................................................     36

8.  AMENDMENT AND TERMINATION.....................................................................     36
    8.1      Amendments...........................................................................     36
    8.2      Termination Events...................................................................     36
    8.3      Surviving Obligations................................................................     36
    8.4      Determination........................................................................     37

9.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDERS.....................................     37
    9.1      Representations, Warranties and Covenants............................................     37

10. CONFIDENTIALITY...............................................................................     38
    10.1     Definition of Confidential Information...............................................     38
    10.2     Obligation of Confidentiality........................................................     39
    10.3     Permitted Disclosures for Directors and Officers.....................................     39
    10.4     Obligations Survive..................................................................     40
    10.5     Remedies.............................................................................     40

11. TAX...........................................................................................     40

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                                      -iii-

12. GENERAL PROVISIONS............................................................................     42
    12.1     No Partnership.......................................................................     42
    12.2     Time of the Essence..................................................................     42
    12.3     Further Acts.........................................................................     42
    12.4     Parties of Interest..................................................................     42
    12.5     Share Reorganizations................................................................     42
    12.6     Governing Law........................................................................     43
    12.7     Entire Agreement.....................................................................     43
    12.8     Notices..............................................................................     43
    12.9     Waiver...............................................................................     44
    12.10    Severability.........................................................................     44
    12.11    Arbitration..........................................................................     44
    12.12    Successors and Assigns...............................................................     44
    12.13    Independent Legal Advice.............................................................     44
    12.14    Counterparts.........................................................................     45
    12.15    Amending and Restating of Original Shareholders' Agreement...........................     45
    12.16    Aspreva Certificate..................................................................     45
    12.17    Expenses.............................................................................     45
    12.18    Market Standoff Agreement............................................................     46

SCHEDULE A      LIST OF SHAREHOLDERS

SCHEDULE B      CONSENT AND ACKNOWLEDGEMENT

SCHEDULE C      SERIES A INVESTORS

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                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

THIS AGREEMENT dated for reference March 5, 2004

AMONG:

            ASPREVA PHARMACEUTICALS CORPORATION, a corporation incorporated under the laws of Canada and having its head office at Suite 1201, 4464 Markham Street, Victoria, B.C., Canada, V8Z 7X8, Facsimile No.
            250.744.2498 (the "CORPORATION")

AND:

            THE PARTIES LISTED IN SCHEDULE A HERETO (each a "SHAREHOLDER" and together, the "SHAREHOLDERS")

AND:

            OTHER SHAREHOLDERS WHO FROM TIME TO TIME AGREE TO BE BOUND

WHEREAS:

A. The Corporation and the Series A Investors (as defined herein) have entered into an Investment Agreement (the "Investment Agreement") of even date herewith pursuant to which the Corporation has agreed to sell to the Series A Investors and the Series A Investors have agreed to purchase from the Corporation shares of the Preferred shares, Series A in the capital of the Corporation (the "Series A Preferred Shares").

B. A condition to the Series A Investors' obligations under the Investment Agreement is that the Corporation, the Series A Investors, and the other parties hereto enter into this Agreement to establish certain rights and obligations in respect of the conduct of the affairs of the Corporation, the holding and sale of their respective shares, and certain other matters.

C. Concurrently with the closing of the transactions contemplated by the Investment Agreement, and in complete fulfillment of the obligations of the Corporation under the Notes, the holders of the Notes shall receive that number of Common Shares set forth opposite each such holder's name in Schedule A hereto.

D. The parties to this Agreement other than the Corporation are the legal and beneficial owners of shares in the capital of the Corporation in the proportions set out in Schedule A attached hereto.

E. The parties wish to amend and restate in its entirety the Original Shareholders' Agreement (as defined herein) and enter into this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties hereby agree as follows:

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                                      -2-

1.    INTERPRETATION

1.1   DEFINITIONS

In this Agreement, unless otherwise provided:

      (a) "67% SHAREHOLDER APPROVAL" means the approval, whether given in writing or at a meeting of shareholders, of representatives of the Shareholders constituting not less than 67% of the Common Shares collectively owned by the Shareholders on a Fully Converted Basis (it being understood that for the purposes of this test, all shares held by Aspreva Funding shall be deemed held by the Series A Investors (who shall be entitled to give approval with respect thereto) in proportion to their respective proportionate equity ownership interests in Aspreva Funding);

      (b)   "80% & 5% COVERAGE" has the meaning given to it in Section 2.5;

      (c) "ADDITIONAL INVESTORS" means any party to this Agreement other than a Founder, the Corporation or a Series A Shareholder;

      (d)   "ADDITIONAL VENDOR" has the meaning given to it in Section 7.6(c) or
            Section 7.7(c), as applicable;

      (e)   "AFFILIATE" means an affiliate as defined in the Bank Act;

      (f) "AGREEMENT" means this shareholders' agreement, together with any amendments to or replacements of this shareholders' agreement;

      (g)   "AMENDING INSTRUMENT" has the meaning given to it in Section 8.1;

      (h) "ASPREVA FUNDING" means Aspreva Investors Funding SRL, a society with restricted liability organized under the laws of Barbados;

      (i) "ASPREVA HOLDINGS" means Aspreva Investors Holdings SRL, a society with restricted liability organized under the laws of Barbados;

      (j) "ASSOCIATE" has the same meaning as has been designated to that term in the CBCA;

      (k) "BANK ACT" means the Bank Act (Canada), S.C. 1991, c. 46, as amended;

      (l)   "BOARD" means the board of Directors of the Corporation;

      (m) "BUSINESS DAY" means any day of the year other than a Saturday, Sunday or any day on which banks are required to close in Vancouver, British Columbia;

      (n)   "BUYER" has the meaning given to it in Section 7.7(b);

      (o) "CANADIAN GAAP" means those accounting principles which are recognized as being generally accepted in Canada from time to time as set forth in the Handbook published by The Canadian Institute of Chartered Accountants (as revised from time to time);

      (p) "CBCA" means the Canada Business Corporations Act, R.S.C. 1985 c. C-44, as amended from time to time, and every statute that may be substituted therefor, and in

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                                      -3-

            the case of any such amendment or substitution, any reference in this Agreement to the CBCA shall be read as referring to the amended or substituted provisions therefor;

      (q) "CLOSING" means the closing of the subscription, purchase and issuance of Series A Preferred Shares to the Series A Investors pursuant to the Investment Agreement;

      (r) "COMMON SHARES" means the shares of any class of common shares in the share capital of the Corporation;

      (s)   "CONFIDENTIAL INFORMATION" has the meaning given to it in Section
            10.1;

      (t) "CONSTATING DOCUMENTS" means the Articles and By-laws of the Corporation, as amended, supplemented or replaced from time to time;

      (u)   "CONTROL" or "CONTROLS" means, in relation to a corporation:

                  (1) the right to cast a majority of the votes which may be cast at a general meeting of the shareholders of that corporation; or

                  (2) the right to elect or appoint, directly or indirectly, a majority of the directors of that corporation;

      (v)   "CONTROL NOTICE" has the meaning given to it in Section 7.6(b) or
            Section 7.7(b), as applicable;

      (w)   "CONTROL PRICE" has the meaning given to it in Section 7.6(d) or
            Section 7.7(d), as applicable;

      (x)   "CONTROL SHARES" has the meaning given to it in Section 7.6(b) or
            Section 7.7(b), as applicable;

      (y) "CORPORATION" means Aspreva Pharmaceuticals Corporation and includes any successor resulting from any amalgamation, merger, arrangement or other reorganization of or including the Corporation or any continuance under the laws of another jurisdiction;

      (z)   "CO-SALE RIGHT" has the meaning given to it in Section 7.6(c) or
            Section 7.7(c), as applicable;

      (aa)  "DELINQUENT HOLDERS" has the meaning given to it in Section 7.8;

      (bb)  "DEPARTING FOUNDER" has the meaning given to it in Section 7.4;

      (cc) "DIRECTORS" means the persons who are, from time to time, elected or appointed directors of the Corporation and a "Director" means any one of them;

      (dd)  "DRAG ALONG OFFER" has the meaning given to it in Section 7.8(b);

      (ee) "EMPLOYEE STOCK OPTION PLAN" means the stock option plan adopted and amended by the Board from time to time;

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                                      -4-

      (ff) "EMPLOYEE STOCK PURCHASE PLAN TRUST AGREEMENT" means the Employee Stock Purchase Plan Trust Agreement between Richard M. Glickman and the Corporation dated as of the date hereof;

      (gg)  "EQUITY SECURITIES" means:

            (1) Shares or any other security of the Corporation that carries the residual right to participate in the earnings of the Corporation and, on liquidation, dissolution or winding-up, in the assets of the Corporation, whether or not the security carries voting rights;

            (2) any warrants, options or rights entitling the holders thereof to purchase or acquire any such securities; or

            (3) any securities issued by the Corporation which are convertible or exchangeable into such securities;

      (hh)  "EXTERNAL PERSON" has the meaning given to it in Section 7.7(b);

      (ii)  "FOUNDER" means any of:

                  (1) Richard M. Glickman, including where the context requires, the Founders' Shares held by the Glickman Family Trust and Richard M. Glickman and Michelle L. Smith, jointly;

                  (2) Noel Hall, including where the context requires, the Founders' Shares held by Hall MacPherson Family Trust and Noel Hall and Sandra MacPherson, jointly; and

                  (3) Michael Hayden, including where the context requires, the Founders' Shares held by Sandy Hayden, Genworks Inc. and the Hayden Family Trust;

                  (or their permitted assigns) and "Founders" means all of them, provided that if any Founder ceases to be a party to this Agreement without assignee then "Founders" or "Founder" means the remaining parties or party alone;

      (jj)  "FOUNDER OFFEROR" has the meaning given to it in Section 7.5(b);

      (kk)  "FOUNDER'S OFFER" has the meaning given to it in Section 7.5(b);

      (ll) "FOUNDERS' NOMINEES" means the nominees of the Founders elected or appointed as Directors pursuant to Section 3.1;

      (mm) "FOUNDER'S LAST REMAINING SALEABLE SECURITIES" has the meaning given to it in Section 7.5(d)(4);

      (nn) "FOUNDER'S REMAINING SALEABLE SECURITIES" has the meaning given to it in Section 7.5(d)(3);

      (oo)  "FOUNDER'S SALEABLE SECURITIES" has the meaning given to it in
            Section 7.5(b);

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                                      -5-

      (pp)  "FOUNDERS' SHARES" means:

            (1) in the case of Richard M. Glickman, the Shares held by: (A) Richard M. Glickman, (B) Glickman Family Trust and (C) Richard
                  M. Glickman and Michelle L. Smith, jointly that were issued at a price of $0.0001 each;

            (2)   in the case of Noel Hall, the Shares held by: (A) Noel Hall,
                  (B) Hall MacPherson Family Trust and (C) Noel Hall and Sandra MacPherson, jointly that were issued at a price of $0.0001 each; and

            (3) in the case of Michael Hayden, the Shares held by: (A) Michael Hayden, (B) Sandy Hayden, (C) Genworks Inc. and (D) the Hayden Family Trust that were issued at a price of $0.0001 each;

      (qq) "FOUNDER'S SECOND OFFER" has the meaning given to it in Section 7.5(d)(3);

      (rr) "FOUNDER'S SUBSEQUENT OFFER" has the meaning given to it in Section 7.5(d)(4)(C);

      (ss) "FOUNDER'S THIRD OFFER" has the meaning given to it in Section 7.5(d)(4);

      (tt) "FULLY CONVERTED BASIS" at any time means that the Shares of any series in the capital of the Corporation outstanding at that time shall be deemed to have been fully converted in accordance with the Share Rights and Restrictions, into Common Shares in the capital of the Corporation and the Common Shares issuable as a result thereof shall be deemed to have been issued and to form part of the holdings of the Person(s) entitled to receive such Common Shares;

      (uu) "FULLY DILUTED BASIS" at any time means that all options, warrants or other rights of any kind to acquire Common Shares and all securities convertible, exchangeable or otherwise exercisable into Common Shares outstanding at that time shall be deemed to have been fully exercised, converted or exchanged, as the case may be, and the Common Shares issuable as a result thereof shall be deemed to have been fully issued and to form part of the holdings of the Person(s) entitled to receive such Common Shares;

      (vv)  "HBM INVESTOR" means HBM BioVentures (Cayman) Ltd.;

      (ww) "INITIAL ACCEPTANCE PERIOD" has the meaning given to it in Section 6.2(b);

      (xx) "INITIAL PUBLIC OFFERING" means an initial public offering of the Shares pursuant to a prospectus filed with the applicable securities regulatory authorities in Canada or pursuant to a registration statement filed with the applicable securities regulatory authorities in the United States, in each case, together with the concurrent listing or quotation of such Shares on a stock exchange or over the counter market;

      (yy)  "INSOLVENT SHAREHOLDER" has the meaning given to it in Section
            7.9(a);

      (zz) "INTERWEST INVESTORS" means InterWest Investors VIII, L.P., InterWest Investors Q VIII, L.P., InterWest Partners VIII, L.P., InterWest Partners VII, L.P. and InterWest Investors VII, L.P.;

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                                      -6-

      (aaa) "INVESTMENT AGREEMENT" has the meaning given to it in Recital A;

      (bbb) "KEY EMPLOYEES" means the then chief executive officer, president, chief financial officer and Chair of the Medical Advisory Board of the Corporation in office from time to time;

      (ccc) "MANDATORY OFFER" has the meaning given to it in Section 7.4(b);

      (ddd) "NOTES" means the convertible promissory notes issued by the Corporation dated September 18, 2003, October 24, 2003 and November 4, 2003;

      (eee) "OBSERVERS" means the individuals who are, from time to time, entitled to act as observers in accordance with Section 3.7 and an "OBSERVER" means any one of them;

      (fff) "OFFER" has the meaning given to it in Section 7.3(b);

      (ggg) "OFFEROR" has the meaning given to it in Section 7.3(b);

      (hhh) "ORIGINAL SHAREHOLDERS' AGREEMENT" means the shareholders' agreement dated for reference as of the 16th day of January, 2003 among the Corporation, the Founders and the shareholders a party thereto;

      (iii) "ORIGINAL VESTED FOUNDER'S SHARES" has the meaning given to it in
            Section 7.4(b);

      (jjj) "OTHER OFFEREES" has the meaning given to it in Section 7.3(b);

      (kkk) "OTHER SHAREHOLDERS" has the meaning given to it in Section 7.8(b);

      (lll) "PERSON" means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share' capital, trust, trustee, executor, administrator, or other legal personal representatives, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted;

      (mmm) "PURCHASE NOTICE" has the meaning given to it in Section 7.3(d);

      (nnn) "PURCHASER" has the meaning given to it in Section 7.8(a);

      (ooo) "PREFERRED SHARES" means the shares of any class of preferred shares in the share capital of the Corporation;

      (ppp) "REMAINING EQUITY SECURITIES" has the meaning given to it in Section 6.2(e);

      (qqq) "REMAINING FOUNDERS" has the meaning given to it in Section 7.4(b);

      (rrr) "REMAINING SALEABLE SECURITIES" has the meaning given to it in
            Section 7.3(e)(3);

      (sss) "REMAINING SUBJECT FOUNDER'S SHARES" has the meaning given to it in
            Section 7.4(d)(3);

      (ttt) "SALEABLE SECURITIES" has the meaning given to it in Section 7.3(b);

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                                      -7-

      (uuu) "SECOND MANDATORY OFFER" has the meaning given to it in Section 7.4(d)(3);

      (vvv)   "SECOND MANDATORY ROUND OFFEREES" has the meaning given to it in
              Section 7.4(d)(3);

      (www)   "SECOND OFFER" has the meaning given to it in Section 7.3(e);

      (xxx) "SECOND ROUND SERIES A OFFEREES" has the meaning given to it in 7.5(d)(3);

      (yyy)   "SECOND TIER OFFEREES" has the meaning given to it in Section
              6.2(e);

      (zzz)   "SELLING SHAREHOLDERS" has the meaning given to it in Section
              7.8(a);

      (aaaa) "SENIOR SECURITIES EXCHANGE" means the Toronto Stock Exchange, the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market Quotation System or a successor to any of the foregoing;

      (bbbb)  "SERIES A INVESTORS" means the parties listed in Schedule C;

      (cccc) "SERIES A INVESTORS' NOMINEES" means the nominees of the Series A Investors elected or appointed as Directors pursuant to Section 3.1;

      (dddd)  "SERIES A OFFEREES" has the meaning given to it in Section 7.5(b);

      (eeee) "SERIES A PREFERRED SHARES" has the meaning given to it in Recital
             A;

      (ffff) "SERIES A SHAREHOLDERS" means Persons who hold Series A Preferred Shares and a "Series A Shareholder" means any one of them;

      (gggg) "SERIES A SHAREHOLDER APPROVAL" means the approval, whether given in writing or at a meeting of shareholders, representing the approval of a simple majority of the number of Series A Preferred Shares held by the Series A Shareholders or as otherwise required by the CBCA (it being understood that for the purposes of this test, all shares held by Aspreva Funding shall be deemed held by the Series A Investors (who shall be entitled to give approval with respect thereto) in proportion to their respective proportionate equity interests in Aspreva Funding);

      (hhhh) "SHAREHOLDER TRANSFEROR" has the meaning given to it in Section 7.2(a);

      (iiii) "SHAREHOLDERS" means the Persons who hold Equity Securities of the Corporation who have executed this Agreement or have agreed to be bound by this Agreement (or their respective heirs, executors, administrators, successors or permitted assigns), and a "Shareholder" means any one of them;

      (jjjj) "SHARES" means shares of any class in the share capital of the Corporation;

      (kkkk) "SHARE RIGHTS AND RESTRICTIONS" means the rights, privileges, restrictions and conditions attached to the Shares set out in the Articles of Incorporation of the Corporation, as amended from time to time;

      (llll)  "SPECIFIED SECURITIES" has the meaning given to it in Section
              7.8(b);

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                                      -8-

      (mmmm) "SPROUT INVESTORS" means each of Sprout Entrepreneurs Fund, L.P., Sprout Capital IX, L.P., James Niedel and Andrew Ferlik;

      (nnnn)  "SUBJECT FOUNDER'S SHARES" has the meaning given to it under
              Section 7.4(b);

      (oooo)  "SUBSEQUENT MANDATORY OFFER" has the meaning given to it in
              Section 7.4(d)(1);

      (pppp) "SUBSIDIARY" means a subsidiary within the meaning of the CBCA and "SUBSIDIARIES" means more than one subsidiary;

      (qqqq) "SUBSEQUENT OFFER" has the meaning given to it in Section 7.3(e)(3)(C)

      (rrrr) "SUBSTANTIAL INTEREST" of a Person means the direct or indirect beneficial ownership of at least 5% of the Common Shares, on a Fully Converted Basis, by that Person and its Affiliates;

      (ssss)  "THIRD OFFER" has the meaning given to it in Section 7.3(e)(3);

      (tttt)  "THIRD-PARTY BUYER" has the meaning given to it in Section 7.6(b);

      (uuuu) "THIRD ROUND OFFEREES" has the meaning given to it in Section 7.3(e)(3);

      (vvvv) "THIRD ROUND SERIES OFFER" has the meaning given to it in Section 7.5(d)(4);

      (wwww) "TRANSFER" includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing; and the words "Transferred", Transferring" and similar words have corresponding meanings;

      (xxxx) "TREASURY OFFEREES" has the meaning given to it in Section 6.2 and "Treasury Offeree" is the singular;

      (yyyy)  "TRIGGERING EVENT" has the meaning given to it in Section 7.4(b);

      (zzzz)  "TW INVESTOR" means Thomas Weisel Healthcare Venture Partners,
              L.P;

      (aaaaa) "US GAAP" means those accounting principles which are recognized as being generally accepted in the United States of America from time to time;

      (bbbbb) "US INVESTORS" means those parties listed on Schedule D;

      (ccccc) "VENDING SHAREHOLDER" has the meaning given to it in Section
              7.6(b).

1.2   OTHER WORDS AND PHRASES

Any words or phrases defined elsewhere in this Agreement shall have the particular meaning assigned thereto.

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                                      -9-

1.3   CURRENCY

All references to currency are deemed to mean lawful money of Canada (unless expressed to be in some other currency).

1.4   NUMBER AND GENDER

Words (including defined terms) using or importing the singular number include the plural and vice versa and words importing one gender only shall include all genders and words importing persons in this Agreement shall include individuals, partnerships, corporations and any other entities, legal or otherwise.

1.5   HEADINGS

The headings used in this Agreement are for ease of reference only and shall not affect the meaning or the interpretation of this Agreement.

1.6   CROSS REFERENCES

All references to Article, Section and Subsection numbers refer, unless expressly stated otherwise, to the Articles, Sections and Subsections in this Agreement having those numbers.

1.7   ACCOUNTING TERMS

All accounting terms not defined in this Agreement shall have the meanings generally ascribed to them under GAAP.

1.8   SCHEDULES

The schedules attached to this Agreement shall form part of this Agreement.

2.    SCOPE, EFFECT AND PARTIES

2.1   SHAREHOLDERS TO ACT IN SUPPORT OF TERMS

The Shareholders shall at all times promptly:

      (a) vote their respective voting Shares (or if more convenient execute written shareholder consent resolutions provided they are executed by all shareholders of the Corporation); and

      (b)   take all such steps as may be reasonably within their powers;

so as to cause the Corporation to act in the manner contemplated by this Agreement and so as to fully implement the terms of this Agreement and, to the extent permitted by law, shall cause their respective nominees as Directors to so act.

2.2   REMOVAL OF DIRECTORS WHO FAIL TO ACT IN ACCORDANCE WITH TERMS

If a Director refuses to exercise his discretion to vote and act as a Director (other than a Director abstaining from voting as required by law or voting in accordance with the requirements of the CBCA) so as to fully carry out the terms of this Agreement, then the Shareholders shall, on the request of a Shareholder, promptly procure all necessary proceedings and vote their respective voting Shares to remove such Director from the Board and to elect a replacement Director in accordance with Section 3.1 who shall choose to exercise his discretion to vote and act as a Director so as to fully carry out the terms of this Agreement.

2.3   DIRECTORS ACKNOWLEDGEMENT

The Corporation covenants and agrees that it shall cause all Directors, and any Person who becomes a Director from time to time, to execute and deliver an Acknowledgement in the form attached hereto as Schedule B.

2.4   TERMS TO PREVAIL OVER CONSTATING DOCUMENTS

In the event of any conflict between the provisions of this Agreement and the Corporation's Constating Documents or any agreement to which the Corporation or a Shareholder is or becomes a party, the provisions of this Agreement shall prevail and govern to the extent permitted by law. The Shareholders shall promptly procure all necessary proceedings and vote their respective voting Shares so as to cause the Corporation's Constating Documents to be amended in order to resolve such conflict in favour of the provisions of this Agreement to the extent permitted by law.

2.5   AGREEMENT TO COVER AT LEAST 80% OF VOTES

The parties to this Agreement shall take all steps necessary to ensure that the parties to this Agreement at all times represent at least 80% of the votes capable of being cast at any general meeting of the shareholders of the Corporation and that any shareholder of the Corporation who holds, at any time, more than 5% of the votes capable of being cast at any general meeting of the shareholders of the Corporation becomes a party to this Agreement (the "80% & 5% Coverage"). Without limiting the generality of the foregoing, the Corporation and the Shareholders shall when issuing, selling or Transferring Shares cause the purchaser of such Shares to become a party to and be bound by this Agreement if this is necessary to maintain 80% & 5 % Coverage.

2.6   APPLICATION

This Agreement shall apply mutatis mutandis to all Equity Securities now owned by the Shareholders and all Equity Securities that may hereafter be acquired by the Shareholders, or any of them.

2.7   CEASING TO BE A PARTY

If a Person who was a Shareholder no longer holds any Equity Securities of the Corporation and is owed no monies by the Corporation or any of its Subsidiaries, then from that point forward that Person shall be deemed to no longer be a party to this Agreement; provided, however, such Person shall continue to be bound by the rights and obligations which arose hereunder in respect of matters occurring prior to such Person ceasing to be a party to this Agreement.

3.    CONDUCT OF THE AFFAIRS OF THE CORPORATION

3.1   COMPOSITION OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

The Shareholders shall cause the Board to at all times consist of not more than eight Directors, consisting of the following:

      (a) three nominees selected by the Founders, one of whom shall be the chief executive officer of the Corporation, provided that a Founder shall only be entitled to participate in the selection of a nominee if the Founders' Shares held by such Founder are not less than 5% of the issued and outstanding Common Shares on a Fully Converted Basis. The initial Founders' Nominees shall be Richard Glickman, Noel Hall and Michael Hayden;

      (b) three nominees selected by the Series A Shareholders as contemplated in the Share Rights and Restrictions, consisting of:

            (1) one nominee of the HBM Investor, who shall be an Industry Expert and shall be acceptable to each of Richard Glickman and Noel Hall, which nominee when appointed shall replace R. Hector MacKay-Dunn, Q.C. who shall remain on the Board only until the date of such nominee's appointment;

            (2) one nominee of the Sprout Investors, who shall initially be Ronald M. Hunt; and

            (3) one nominee of the InterWest Investors, who shall initially be Arnold Oronsky; and

      (c) two Independent nominees selected by the Founders' Nominees and the Series A Investors' Nominees, one of whom shall be suitable to be the chair of the Corporation's audit committee and one of whom shall have significant industry experience.

For the purposes of this Section, "Independent" means a person who is not a director, officer, employee or "major shareholder" of a Shareholder or the Corporation, as the case may be, or an "affiliate" or an "associate" of such person, or an "associate" of the Founders, as the case may be, and the terms "major shareholder", "affiliate" and "associate" shall have the meanings ascribed to them in the Employee Investment Act (British Columbia).

For the purposes of this Section, "Industry Expert" means an individual with extensive senior management experience within the pharmaceutical industry as it relates to pharmaceutical sales and marketing, clinical development/regulatory and/or medical affairs. The individual must be recognized as an industry expert by his or her peers.

If a Director ceases to be a Director for any reason, the vacancy on the Board shall promptly be filled in a manner which ensures that the Board composition referred to above is maintained. The parties agree that the nominee of the Sprout Investors may only be removed by the Sprout Investors, the nominee of the InterWest Investors may only be removed by the InterWest Investors, and the nominee of the HBM Investor may only removed by the HBM Investor.

Either Arnold Oronsky or Ronald Hunt shall be a member of the Compensation Committee of the Board, and either Arnold Oronsky or Ronald Hunt shall be a member of the Audit Committee of the Board.

3.2   MEETINGS OF THE BOARD OF DIRECTORS

The Board shall meet at least quarterly. At least two Board meetings shall be held at the Corporation's head office located in Victoria, British Columbia. The balance of the Board Meetings shall be held at such place as the Board may determine from time to time, making reasonable efforts to select a location that is mutually convenient for all Directors for a significant number of such Board Meetings. The Corporation shall provide reasonable (being in any case, not less than two days, exclusive of the day on which notice is delivered or faxed, but inclusive of the day for which notice is given) notice in writing of any meeting of Directors, unless waived in writing by all Directors. The Directors may participate in any Board meeting by telephone conference call or in any manner by which all participants in the meeting can hear one another, and any Director so participating shall be considered to be present for the purposes of quorum and voting at such meeting. The Corporation shall provide each Director with copies of the minutes of each Board meeting within 60 days of each such meeting.

3.3   QUORUM FOR BOARD MEETINGS

A quorum for the transaction of business at any meeting of the Board shall be a majority of Directors. If a quorum is not present at the commencement of a Board meeting, then the Directors present may not transact any business, the meeting shall be adjourned for not less than 72 hours and, at the adjourned meeting, those directors present shall constitute a quorum.

3.4   SPECIFIC MAJOR MATTERS REQUIRING BOARD AND SHAREHOLDER APPROVAL

The Corporation shall only undertake or proceed with any of the following matters with the prior approval of the majority of the Board (which, for the purposes of the matters set forth in paragraphs (b), (c), (d), (g), (h), (i),
(q) and (r) shall only be effective with 67% Shareholder Approval) and which, in addition, for the purposes of the matters set forth in paragraphs (b), (c), (d),
(g), (n), (dd) and (ee) shall, for so long as in excess of 1,000,000 Series A Preferred Shares remain outstanding, only be effective with Series A Shareholder
Approval:

      (a) grant, allot or issue any additional Equity Securities (other than pursuant to the Employee Stock Option Plan or in accordance with the Share Rights and Restrictions);

      (b) increase or decrease the authorized capital of the Corporation or alter the share capital of the Corporation;

      (c) purchase, redeem or otherwise acquire any Equity Securities (other than as provided for under this Agreement or in accordance with the Share Rights and Restrictions);

      (d) declare or pay dividends on any Equity Securities (other than as required under the Share Rights and Restrictions);

      (e) loan any money to, provide a guarantee of, or assume liability for the debts or obligations of any other Person, except for (i) loans made from time to time to employees of the Corporation which loans shall not exceed $5,000 per loan or $10,000 in aggregate in any fiscal year of the Corporation, (ii) loans or advances to any Subsidiary for the payment of expenses incurred in the ordinary course of business, and (iii) loans or advances to any Subsidiary incurred outside of the ordinary course of business, which loans or advances shall not exceed $25,000 in aggregate in any fiscal year of the Corporation;

      (f)   borrow money on the credit of the Corporation;

      (g)   amend the Corporation's Constating Documents;

      (h)   change the nature of the Corporation's business;

      (i) amalgamate, consolidate or merge or enter into an agreement to amalgamate, consolidate or merge the Corporation with any Person;

      (j) enter into any joint venture or partnership with any corporation, partnership, joint venture, firm or Person, except for collaborations, joint ventures or research and development agreements under which the Corporation's financial commitment is less than $50,000;

      (k) make any payments with respect to or amend the terms of any loan made to the Corporation by a shareholder of the Corporation or a Person related to a shareholder other than in accordance with an agreement respecting such loan previously approved by the Board;

      (l) enter into any material agreement with a Person with whom the Corporation does not deal at arm's length in excess of $100,000;

      (m) amend the Employee Stock Option Plan or the Stock Purchase Plan Trust Agreement;

      (n) make any proceedings for the bankruptcy, insolvency, receivership, or a reorganization in respect of the Corporation's creditors, or for the winding-up, liquidation or dissolution of the Corporation;

      (o) make any sale, lease, exchange, mortgage or other disposition of all or substantially all of the Corporation's assets or of any plans, patents, trademarks, processes, licenses, distribution rights or other industrial or intellectual property of the Corporation;

      (p) amend any devotion of time, non-competition, non-disclosure agreements or proprietary rights agreements between the Corporation and any of its Directors, Key Employees and other senior officers, or consultants;

      (q) adopt any shareholders' agreement other than this Agreement or an amendment to this Agreement;

      (r)   continue the Corporation under the laws of another jurisdiction;

      (s) allow any Equity Securities to be qualified for distribution to the public or listed for trading on a recognized securities exchange;

      (t) in any fiscal year, make any capital expenditures or leasing commitments which are not included in the capital budget for that year previously approved by the Board exceeding $100,000;

      (u) pay any remuneration, compensation, drawings or other payments to Key Employees and other senior officers of the Corporation, or Persons related to Key Employees and other senior officers of the Corporation other than pursuant to the terms of a written employment contract;

      (v) enter into or amend employment or consulting contracts with senior officers of the Corporation;

      (w) incorporate, purchase, acquire, fund, sell, or dispose of any Subsidiary, whether wholly or partially owned by the Corporation;

      (x) sell, lease, exchange or otherwise dispose of or distribute any of the property of the Corporation outside of the ordinary course of business of the Corporation;

      (y) make a proposal to the Corporation's shareholders to change the Corporation's auditors;

      (z) make any significant change to the Corporation's accounting policies;

      (aa) make any distribution of monies or assets of the Corporation outside of the ordinary course of the business of the Corporation (other than as provided for under this Agreement or required in accordance with the Share Rights and Restrictions);

      (bb) make the Corporation's annual budget or any amendments thereto resulting in an aggregate variance of more than 10%;

      (cc) transfer, assign or otherwise dispose of any assets to a Subsidiary or joint venture partner;

      (dd) authorize or create (by amendment of the articles of the Corporation, reclassification, redesignation or otherwise) any new class or series of shares having rights, preferences or privilege senior to or on a parity with the Series A Preferred Shares; or

      (ee) change the number of Directors or the number of Series A Investors' Nominees.

3.5   BOARD APPROVAL OF MAJOR MATTERS UNDERTAKEN BY SUBSIDIARIES

The Corporation shall ensure that all of its Subsidiaries only undertake or proceed with transactions referred to in Section 3.4 (as adjusted to relate to similar actions of such Subsidiary) with the prior approval of the majority of the Board (which, for the purposes of the matters set forth in paragraphs (b), (c), (d), (g), (h), (i), (q) and (r) shall only be effective with 67% Shareholder Approval and which, for the purposes of the matters set forth in paragraphs (b), (c), (d), (g), (n), (dd) and (ee) shall, for so long as in excess of 1,000,000 Series A Preferred Shares remain outstanding, only be effective with Series A Shareholder Approval.

3.6   REMUNERATION TO DIRECTORS

The terms and conditions applicable to the remuneration payable to the Directors shall be as follows:

      (a) any Director who is an officer or an employee of the Corporation shall not be entitled to receive remuneration or compensation from the Corporation in his capacity as a Director;

      (b) any Director who is not an officer or an employee of the Corporation shall be entitled to receive remuneration or compensation from the Corporation on a basis which is acceptable to the Board; and

      (c) all Directors shall be reimbursed for reasonable expenses incurred with respect to acting as a Director, including attendance at Directors' meetings and committee meetings of the Board and other expenses incurred in conjunction with Corporation business on a basis acceptable to the Chief Executive Officer.

3.7   OBSERVERS

Each of the HBM Investor, the TW Investor, BioAsia Investments IV, LLC and Axiom Venture Partners III, LP shall be entitled to have an individual (who may change from time to time) (an "Observer") attend

Board meetings (and meetings of the board of any of the Subsidiaries) from time to time. The Observer shall have the right to receive and review the same information and materials as are provided to Directors for such meetings, or meetings of the Subsidiaries, and to speak thereat but shall not be entitled to vote.

3.8   INDEMNITY FOR DIRECTORS AND OTHERS

Subject to the limitations set forth in the CBCA or otherwise at law, and in addition to any existing provisions which may be contained in the Corporation's Constating Documents, the Corporation shall to the fullest extent possible indemnify any Director or officer of the Corporation or Observer, a former Director or officer of the Corporation or former Observer, or any person who acts or has acted at the Corporation's request as a director or officer of a body corporate, or an individual acting in a similar capacity, and his heirs and other personal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity, if:

      (a) the individual acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation's request; and

      (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

Nothing in this Section shall limit the right of any person entitled to claim any indemnity apart from the provisions of this Section. If the Corporation is required to seek out approval for any such indemnity, it shall do so promptly at its own expense.

3.9   PROTECTION OF PROPRIETARY RIGHTS

The Corporation covenants and agrees that:

      (a) it shall cause the assignment to the Corporation and any Subsidiary, as applicable, by all employees of the Corporation and any Subsidiary or any consultants as may from time to time be engaged by the Corporation or any Subsidiary, as applicable, of any and all patents, trademarks, copyrights, inventions and other intellectual property arising out of the work of such employees or consultants or arising out of the use of funds, materials or facilities of the Corporation and the waiver of all moral rights with respect to such intellectual property; and

      (b) it shall cause all employees of the Corporation and any Subsidiary, as applicable and all consultants engaged by the Corporation or any Subsidiary, as applicable, having confidential knowledge of the intellectual property of the Corporation or any Subsidiary to sign confidentiality, non-competition and proprietary rights agreements with the Corporation and any Subsidiary, as applicable.

3.10  SHAREHOLDERS' MEETINGS

The Corporation shall provide each of the Shareholders with notice in writing of any meeting of the shareholders of the Corporation in accordance with the CBCA, and the Corporation shall, within 60 days of the date of any such meeting, cause minutes of all proceedings at the meeting to be forwarded to the Shareholders.

3.11  QUORUM FOR SHAREHOLDER MEETINGS

A quorum for the transaction of business at any meeting of the shareholders of the Corporation shall be a minimum of two shareholders present in person or by proxy representing at least 50% of the then issued and outstanding shares. If a quorum is not present at the opening of a meeting of the shareholders of the Corporation, then the shareholders of the Corporation present or represented by proxy may not transact any other business and such shareholders of the Corporation shall be deemed, provided such meeting was otherwise duly constituted, to have adjourned such meeting to the same time and place on the same day the following week. If a quorum is not present at such adjourned meeting, then the shareholders of the Corporation who are present and entitled to vote at the meeting shall be deemed to be a quorum and may transact all business which a full quorum might have transacted with respect to the items set forth in the notice (or accompanying documentation) provided to the shareholders of the Corporation in connection with the originally scheduled meeting of the shareholders of the Corporation.

3.12  DEPOSIT OF PROXIES

A Shareholder may deposit a proxy and the power of attorney, appointment of authorized representative or other authority, if any, under which it is duly signed at any time before the proper commencement of the shareholders' meeting to which the proxy relates and any such proxy shall be so deposited with the Chairperson of such meeting. A proxy deposited in accordance with this Section shall be accepted as valid.

3.13  ACCOUNTING SYSTEMS

No later than December 31, 2004, the Corporation shall and shall cause its Subsidiaries to set up and maintain, in accordance with US GAAP, accounting systems and books of account which are acceptable to the audit committee and all transactions shall be accounted for according to US GAAP, consistently applied.

3.14  AMENDMENT TO ARTICLES

The Corporation agrees to submit to the Shareholders at the 2004 annual meeting of Shareholders an amendment to the Articles of the Corporation to revise the class rights of the Preferred Shares in order to eliminate the class right of redemption at the option of the Corporation and the requirement to attach pre-emptive rights to each series of Preferred shares in the Articles. Each of the Founders and the Series A Shareholders agrees to vote their Common Shares and Series A Preferred Shares in favour of such amendment at such annual meeting.

3.15  AMENDMENT TO BYLAWS

On or before the Closing, the Corporation agrees to amend the Bylaws of the Corporation to delete Section 4.4 thereof and replace it with a bylaw that is consistent with the terms of this Agreement that relate to the removal of directors, and the Corporation further agrees to submit such amendment at the 2004 annual meeting of Shareholders. Each of the Founders and the Series A Shareholders agrees to vote their Common Shares and Series A Preferred Shares in favour of such amendment at such annual meeting.

4.    INFORMATION RIGHTS

4.1   REPORTING REQUIREMENTS OF ADDITIONAL INVESTORS AND SERIES A INVESTORS

The Corporation shall furnish to the Additional Investors and the Series A
Investors:

      (a) within 30 days of each fiscal quarter, a balance sheet and statement of operations and cash flow for the Corporation and each of the Subsidiaries on a consolidated basis, together with a report of the chief financial officer of the Corporation and each of the Subsidiaries thereon, and within 30 days of each six month period, a report of the CEO;

      (b) annually within 90 days of the end of each fiscal year, the Corporation's audited consolidated financial statements (including the Corporation's balance sheet, statement of earnings, retained earnings and changes in financial position) and auditor's report thereon, prepared in accordance with US GAAP by a major accounting firm selected by the Board, provided that such statements may be prepared in accordance with Canadian GAAP for the year ended December 31, 2003;

      (c) such progress reports as are provided to Directors and the Corporation's shareholders; and

      (d) any information relevant to significant operational and strategic issues.

4.2   REPORTING REQUIREMENTS OF SERIES A SHAREHOLDERS

The Corporation shall furnish, in addition to the reporting requirements set out in Section 4.1, to the Series A Investors:

      (a) within 30 days of the end of each month, monthly financial information (including but not limited to the Corporation's profit and loss statement, balance sheet, actual versus plan, statement of operations and cash flow, compliance analysis of bank loan covenants, if any);

      (b) within 30 days of the end of each fiscal quarter, a variance commentary; and

      (c) at least 30 days before the end of each prior fiscal year, an annual budget and operating plan for the next fiscal year.

5.    INSURANCE POLICIES

5.1   KEY PERSON INSURANCE

Unless otherwise agreed to in writing by the Investors and provided such insurance is available at reasonable rates, the Corporation shall use commercially reasonable efforts to obtain and maintain a key man insurance policy in the minimum amount of $1,000,000 on its chief executive officer and its president, in each case with the Corporation as the sole beneficiary. The Corporation shall pay all applicable premiums thereunder.

5.2   GENERAL INSURANCE

The Corporation shall maintain, and shall ensure that its Subsidiaries maintain, insurance policies with sufficient coverage to allow replacement of any of their respective insurable properties that might be damaged or destroyed and insurance policies for comprehensive general liability insurance (including bodily injury, death and property damage) for amounts which meet commercially reasonable standards.

5.3   DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

Once the Corporation has a product in a clinical trial, the Corporation shall use reasonable commercial efforts to maintain directors' and officers' liability insurance in a minimum amount of $5,000,000 for the Directors and senior officers of the Corporation with coverage comparable to that available to companies of a similar size and stage of development as the Corporation, on reasonable commercial terms as determined by the Board. Prior to the Corporation having a product in a clinical trial, the Corporation shall maintain such directors' and officers' liability insurance in such amount and upon such terms as the Board may determine, provided that the cost of such insurance is reasonable in the sole discretion of the Board.

5.4   LIMITATION ON INSURANCE ENCUMBRANCES

The Corporation shall not grant a security interest in, borrow on the security of, hypothecate, assign or dispose of any of the insurance policies referred to in this Article or any part thereof except to the extent that such policies are charged or encumbered from time to time by security instruments granted by the Corporation in good faith to its lenders for genuine corporate borrowing purposes approved by the Board in accordance with the terms hereof.

6.    ISSUE OF ADDITIONAL EQUITY SECURITIES

6.1   TREASURY OFFERINGS

Except as otherwise agreed to by the parties hereto, each offering by the Corporation of additional Equity Securities shall be made in accordance with this Article.

All Series A Investors and each holder of Common Shares which have a Substantial Interest shall have a right and be entitled to participate pro-rata in offerings in accordance with this Article.

For the purposes of this Section 6, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

6.2   OFFERINGS TO BE MADE PRO-RATA ON A FULLY CONVERTED BASIS

Subject to Section 6.3, before the Corporation offers, allots, issues or sells any Equity Securities of the Corporation (including any resale by the Corporation of any Equity Securities of the Corporation previously repurchased by the Corporation), whether directly or indirectly and whether by option, warrant, right or privilege which is capable of becoming an offer, allotment, issuance or sale of any Equity Securities, the Corporation shall ensure that the Equity Securities are first offered (the "Treasury Offer") by written notice to all Series A Investors and to each holder of Common Shares holding a Substantial Interest (collectively the "Treasury Offerees" and individually a "Treasury Offeree") and sold on the following basis:

      (a) Pro Rata Portions - the number of Equity Securities a particular Treasury Offeree shall be offered and may purchase shall be the number determined by applying the following formula:

Number of Equity                Number of Common Shares held by the Treasury           Total number of
Securities which the     =      Offeree on a Fully Converted Basis              X      additional Equity
Treasury Offeree shall          immediately prior to the Treasury Offer                Securities being
be offered and may              --------------------------------------------           offered
purchase                        Number of Common Shares held by all Treasury
                                Offerees on a Fully Converted Basis
                                immediately prior to the Treasury Offer

      (b) Notice & Acceptance Period - the written notice concerning the Treasury Offer shall set out the number of Equity Securities offered to the Treasury Offeree, the price payable per Equity Security and other applicable terms and conditions and shall remain open for acceptance in writing by each Treasury Offeree until the end of a period (the "Initial Acceptance Period") of 15 days following receipt thereof by the Treasury Offeree. If such written notice is mailed by first class mail to the address for the Treasury Offeree shown on the Corporation's register of shareholders, that Treasury Offeree shall be deemed to have received the notice 7 days thereafter. If a Treasury Offeree does not accept the Treasury Offer before expiration of the Initial Acceptance Period, then such Treasury Offeree shall be deemed to have refused the Treasury Offer;

      (c) Acceptance - acceptance of a Treasury Offer by a Treasury Offeree shall be made by written notice to the Corporation, which acceptance notice may also specify any additional portion of the Equity Securities ("Specified Additional Equity Securities") offered for sale that the Treasury Offeree is prepared to purchase in the event that any of the other Treasury Offerees fail to fully accept their offered portion of the Treasury Offer;

      (d) No Acceptances - if all Treasury Offerees decline in writing to accept the Treasury Offer, the Initial Acceptance Period shall be deemed to have ended on the earlier of the end of the Initial Acceptance Period and the date the last such decline in writing is received by the Corporation;

      (e) Offer of any Remaining Equity Securities - to the extent that the Treasury Offer has not been accepted in its entirety by the Treasury Offerees within the Initial Acceptance Period, such of the Treasury Offerees as have in their notice of acceptance of the Treasury Offer indicated a preparedness to purchase Specified Additional Equity Securities (collectively the "Second Tier Offerees" and individually a "Second Tier Offeree") shall be forthwith notified (the "Second Tier Notice") of this fact by the Corporation and shall be entitled to accept the remaining portion of the additional Equity Securities (the "Remaining Equity Securities") offered under the Treasury Offer as is then available by written notice to the Corporation given within 5 days after delivery of the Second Tier Notice. The Remaining Equity Securities shall be divided among the Second Tier Offerees in such manner as may be agreed among them, and failing such agreement, the Remaining Equity Securities shall be divided pro rata among the Second Tier Offerees in accordance with their respective holdings of Common Shares on a Fully Converted Basis, except that no Second Tier Offeree shall be required to accept more than his Specified Additional Equity Securities. In the event that the pro rata share of a Second Tier Offeree is limited by his Specified Additional Equity Securities as aforesaid, that portion of his pro rata share of the Remaining Equity Securities in excess of his Specified Additional Equity Securities shall be divided among the remaining Second Tier Offerees whose pro rata shares do not exceed their Specified Additional Equity Securities;

      (f) Sale to Third Party - the Corporation shall be entitled to allot, issue or sell the balance of any Equity Securities which are not purchased by the Treasury Offerees under a Treasury Offer to any Person, other than a Treasury Offeree who did not accept the Treasury Offer, provided that such allotment, issuance or sale shall not be effected at a price which is less than the price or on terms and conditions which are more favourable (from the purchaser's perspective) than those set forth in the written notice to the Treasury Offerees concerning the Treasury Offer and provided that such allotment, issuance or sale shall be effected within a 3 month period following the expiration of the Initial Acceptance Period; and

      (g) Expiry of Third Party Sale Period - if the Corporation has not effected the allotment, issuance or sale of the balance of any Equity Securities not purchased by Treasury Offerees under the Treasury Offer within such 3 month period, then the Corporation shall be required, before allotting, issuing or selling any Equity Securities, to again comply with this Section.

6.3   PERMITTED NON-PRO RATA OFFERINGS

The Corporation may directly allot, issue or sell Equity Securities without complying with Section 6.2 in the following circumstances:

      (a) the Equity Securities are being issued pursuant to a stock dividend on Shares or a subdivision;

      (b) the Equity Securities are being issued as required in accordance with the Share Rights and Restrictions;

      (c) the Equity Securities are being issued pursuant to a duly approved grant or exercise of options under the Employee Stock Option Plan approved by the Board or in accordance with the terms of the Notes or the warrants issued in connection with the issuance of the Notes;

      (d) the Equity Securities are being issued pursuant to a duly approved Initial Public Offering;

      (e) the Equity Securities are being issued pursuant to an acquisition, strategic alliance or to a strategic industry investor approved by the Board; or

      (f) the Equity Securities are being issued pursuant to the Investment Agreement.

6.4   WAIVER OF RIGHTS

Notwithstanding any other provision of this Article 6, any shareholder may waive his rights with respect to any particular offer given under Article 6 by notice in writing to the Corporation.

6.5   EXECUTE AGREEMENT

No Equity Securities shall be sold or issued:

      (a) to a Person (other than a Shareholder or the Corporation) pursuant to Subsection 6.2(f); or

      (b)   to any Person pursuant to Sections 6.3(a) to 6.3(c) inclusive and
            Section 6.3(e), Section 7.2(b), Section 7.3(g), Section 7.4(b),
            Section 7.5(f), Section 7.6(e) or Section 7.7(c) of this Agreement,

unless and until the Person enters into an agreement pursuant to which such Person has agreed to be bound by the provisions of this Agreement as a Shareholder.

7.    SHARE TRANSFERS

7.1   TRANSFERS RESTRICTED

Except as expressly permitted by the terms of this Agreement, or as required by the Share Rights and Restrictions or as consented to by all parties hereto, and except for the Series A Shareholders to whom this Section 7.1 shall not apply provided that Sections 7.6, 7.7 and 7.8 are complied with, a Shareholder shall not, directly or indirectly, Transfer any Equity Securities (including but not restricted to any disposition by agreement, option, right or privilege capable of becoming an agreement or option).

7.2   PERMITTED TRANSFERS

Sections 7.1 and 7.3 do not apply to the following Transfers of Equity
Securities:

      (a) Transfers to an Affiliate - A Shareholder (a "Shareholder Transferor") shall be entitled at all times and from time to time to Transfer all or any part of its Equity Securities to an Affiliate provided that:

            (1) the Affiliate enters into an agreement under which it becomes party to and bound by this Agreement;

            (2) prior to the Affiliate ceasing to be an Affiliate, the Affiliate agrees to Transfer the Equity Securities back to the Shareholder Transferor, or to another Affiliate of the Shareholder Transferor;

            (3) the Shareholder Transferor agrees to be jointly and severally liable with the Affiliate for all obligations and liabilities of the Affiliate assumed under this Agreement, provided that this condition shall not apply to a Transfer within 60 days of Closing from the HBM Investor to any Affiliate of the HBM Investor if prior to or contemporaneously with such Transfer such transferee has become a party to this Amended and Restated Shareholders' Agreement and there is no violation of
                  Section 9(g) or Article 11 hereof as a result of such Transfer; and

            (4) such transfer is in compliance with all applicable securities laws, including any applicable exemption.

            For the purposes of this Agreement, any notice required to be given to a Shareholder Transferor and its Affiliate need only be given to the Shareholder Transferor, any Shares held by any such Affiliate shall be deemed for all purposes of this Agreement to be held by the Shareholder Transferor, any rights or obligations of such Affiliate shall be deemed to be those of the Shareholder Transferor and all actions taken by the Shareholder Transferor in connection therewith shall be effective and binding upon such Affiliate as if made by it. Nothing herein contained shall restrict the ability of any Shareholder Transferor, on the one hand, and its Affiliate, on the other hand, from entering into such agreements consistent with the requirements of this Agreement as they may determine to be necessary or desirable to govern, as between themselves, the matters arising from the operation of this Agreement.

      (b) Other Exemptions -- Subject to Section 6.5 and notwithstanding any other provisions of this Agreement to the contrary, a Shareholder may Transfer Equity Securities if:

            (1)   it exercises its Co-Sale Right under Section 7.6 or Section
                  7.7;

            (2)   it is required by law;

            (3)   it is pursuant to a testamentary disposition or intestacy;

            (4) the Transfer is pursuant to the terms of the Employee Stock Purchase Plan Trust Agreement; or

            (5)   the Transfer is pursuant to Section 7.3, Section 7.4 or
                  Section 7.5.

7.3   RIGHT OF FIRST OFFER IN FAVOUR OF CORPORATION AND ALL SHAREHOLDERS

Subject to Sections 7.2, 7.4 and 7.5:

      (a) For the purposes of this Section 7.3, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

      (b) Make Offer - if any Shareholder other than a Series A Shareholder or Series A Investor to whom this Section 7.3 shall not apply, or a Founder to whom Sections 7.4 and 7.5, as the case may be, shall apply (the "Offeror") wishes to sell any of his, her or its Equity Securities (the "Saleable Securities"), then the Offeror shall first offer (the "Offer") to the Corporation and the other Shareholders (the "Other Offerees") by notice in writing the prior right to purchase, receive or acquire the Saleable Securities;

      (c) Notice Contents - the Offer shall identify the number and kind of Saleable Securities, the price per share expressed in cash or cash equivalent the Offeror is prepared to sell for, and whether or not the Offeror has received a third party offer to purchase the Saleable Securities (in which case the third party offer shall be attached to the Offer and shall constitute the terms of the Offer);

      (d)   Corporation First Right - upon notice being given in accordance with
            (b) above, the Corporation shall have the first right to accept the Offer and purchase all or a portion of the Saleable Securities offered for sale; the Corporation shall have 15 days after the receipt of the Offer by the Corporation within which to give to the Offeror a notice (the "Purchase Notice") that it agrees to purchase all or a portion of such securities on the same terms and conditions as are contained in the Offer and deliver a copy of the Purchase Notice to each of the Other Offerees. If the Corporation does not accept the Offer before the expiration of such 15 day period, then the Corporation shall be deemed to have refused the Offer;

      (e)   Offerees Second Right - upon notice being given in accordance with
            (b) above, if upon the expiry of the 15 day period the Corporation has not delivered a Purchase Notice or has delivered a Purchase Notice which specifies a lesser number of Saleable Securities than the Offeror is prepared to sell, then the Offeror shall immediately make a written offer (the "Second Offer") to each of the Other Offerees on the following basis:

            (1) Pro Rata Portions - the Second Offer shall state that each of the Other Offerees is entitled to purchase up to that number of the Saleable Securities mutually agreed upon by the Other Offerees or, failing such mutual agreement, as determined by application of the following formula:

Number of Saleable       =      Number of Common Shares held by such Other      X      Total Number of
Securities which a              Offeree on a Fully Converted Basis                     Saleable
particular Other                immediately prior to the Second Offer                  Securities minus
Offeree may purchase            ------------------------------------------             number of shares
                                Number of Common Shares held by all Other              Corporation to
                                Offerees on a Fully Converted Basis                    purchase
                                immediately prior to the Second Offer

            (2) Acceptance Period - the Second Offer shall remain open for acceptance by each Other Offeree until the end of a period of 15 days following receipt of the Second Offer by such Other Offeree (if an Other Offeree does not accept the Second Offer before the expiration of such 15 day period, then such Other Offeree shall be deemed to have refused the Second Offer);

            (3) Offer of any Remaining Securities - if the Second Offer has been accepted by one or more, but not all, of the Other Offerees at the expiration of the Offer, then the Offeror shall be required to immediately make a written offer (the "Third Offer") to each of the Other Offerees (the "Third Round Offerees") who accepted the Second Offer, to sell to each of the Third Round Offerees a portion of the unaccepted Saleable Securities (the "Remaining Saleable Securities") on the following basis:

                  (A) the Third Offer shall state that each of the Third Round Offerees is entitled to purchase up to that number of the Remaining Saleable Securities mutually agreed upon by the Third Round Offerees or, failing such mutual agreement, as determined by application of the following formula:

Number of                =      Number of Common Shares held by such Third      X      Total Number of
Remaining Saleable              Round Offeree on a Fully Converted                     Remaining
Securities which a              Basis immediately prior to the Third Offer             Saleable
particular Third                ------------------------------------------             Securities
Round Offeree                   Number of Common Shares held by all Third
may purchase                    Round Offerees on a Fully Converted Basis
                                immediately prior to the Third Offer

                  (B) the Third Offer shall remain open for acceptance by each Third Round Offeree for a period of 5 Business Days following receipt of the Third Offer by such Third Round Offeree (if a Third Round Offeree does not accept the Third Offer within such 5 day period, then such Third Round Offeree shall be deemed to have refused the Third Offer);

                  (C) if at the expiration of such 5 day period the Third Offer has not been accepted in full by all of the Third Round Offerees, then the procedure described in this paragraph (C) (a "Subsequent Offer") shall be repeated with the next written offer being made only to those of the Third Round Offerees who accepted the Third Offer, with the appropriate adjustments to the formula described in clause (e)(iii)(A) above, as the case may be, and so on and so forth until one or more of the Third Round Offerees has agreed to purchase the unaccepted Remaining Saleable Securities or until no Third Round Offeree wishes to purchase such unaccepted Remaining Saleable Securities;

      (f) Closing - the closing of the purchase of the Saleable Securities by the Corporation and the Other Offerees hereunder shall take place at the principal office of the Corporation on the later of the following dates:

            (1) the closing date specified in the Offer, the Second Offer, the Third Offer or any Subsequent Offer, as the case may be; and

            (2) the 5th Business Day following the acceptance of the Offer, the Second Offer, the Third Offer or any Subsequent Offer, as the case may be;

      (g) Sale to Third Party - subject to Section 6.5, if any of the Remaining Saleable Securities still remain unaccepted after the expiration of the Second Offer, the Third Offer and (if applicable) any Subsequent Offers, the Offeror may, for 90 days thereafter, offer the Remaining Saleable Securities offered but not subscribed for to a third party at a price and on terms and conditions no more favourable (from a purchaser's perspective) than the terms and conditions set forth in the Offer;

      (h) Expiry of Third Party Sale Period - if the Offeror has not completed the sale of all of the Saleable Securities to the third party in accordance with paragraph (g) above within 90 days following the expiration of the latest of:

            (1) the Offer, the Second Offer, the Third Offer or the last of any Subsequent Offers, as the case may be; and

            (2) if applicable, completion of the last applicable step under the Co-Sale Right under Section 7.6;

then the right of the Offeror under paragraph (g) above to sell the Saleable Securities to the third party shall terminate and the Offeror shall be required to again comply with this Section before Transferring any of his Equity Securities to the third party or any other Person.

7.4   MANDATORY DISPOSITION FOR FOUNDERS

      (a) For the purposes of this Section 7.4, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

      (b) Mandatory Disposition - notwithstanding Sections 7.1, 7.3 and 7.5, if a Founder (the "Departing Founder"):

            (1) is employed by the Corporation and resigns or is terminated for "Cause" (as defined in such Founder's Executive Employment Agreement with the Corporation);

            (2) is employed by a consultant to the Corporation (the "Consultant") and the consulting agreement with respect thereto is terminated by the Consultant or is terminated by the Corporation for "cause" (as defined in such consulting agreement);

            (each, a "Triggering Event") at any time prior to the expiration of 36 months from January 16, 2003, the Departing Founder shall be deemed, without any further action on the part of the Departing Founder or his legal representatives, to have then offered (the "Mandatory Offer") to the remaining Founders (the "Remaining Founders") the right to purchase 75% of the Founders' Shares owned by such Departing Founder at the time of the Triggering Event (the "Original Vested Founder's Shares"), less the number of Founders' Shares that is equal to 1/36 of the number of the Original Vested Founder's Shares for each full month that has elapsed from January 16, 2003 to the date of the Triggering Event (the "Subject Founder's Shares"), at a price per Subject Founder's Share equal to the price per Subject Founder's Share paid to the Corporation by the Departing Founder.

      (c) Secretary to Provide Notice - If a Triggering Event occurs pursuant to Subsection (b) above, the Secretary of the Corporation shall provide, on behalf of the Departing Founder, written notice to the Remaining Founders of any Mandatory Offer to which they are entitled, including the number and kind of Subject Founder's Shares and the price per share.

      (d) Remaining Founders' First Right - upon notice being given in accordance with Subsection (c) above, the Remaining Founders shall have the first right to accept such Mandatory Offer and purchase all or a portion of the Subject Founder's Shares offered for sale on the following basis:

            (1) Pro Rata Portions - each of the Remaining Founders shall be entitled to purchase up to that number of the Subject Founder's Shares mutually agreed upon by the Remaining Founders or, failing such mutual agreement, as determined by application of the following formula:

Number of Subject       =      Number of Common Shares held by such Remaining     X     Total Number of
Founder's Shares               Founder on a Fully Converted Basis                       Subject
which a particular             immediately prior to the Mandatory Offer                 Founder's
Remaining Founder may          -----------------------------------------------          Shares
purchase                       Number of Common Shares held by all Remaining
                               Founders on a Fully Converted Basis immediately
                               prior to the Mandatory Offer

            (2) Acceptance Period - such Mandatory Offer shall remain open for acceptance by each Remaining Founder until the end of a period of 15 days following receipt of such Mandatory Offer by such Remaining Founder (if a Remaining Founder does not accept such Mandatory Offer before the expiration of such 15 day period, then such Remaining Founder shall be deemed to have refused the Mandatory Offer);

            (3) Offer of any Remaining Securities - if such Mandatory Offer has been accepted by one or more, but not all, of the Remaining Founders at the expiration of such Mandatory Offer, then the Secretary of the Corporation shall, on behalf of the Departing Founder, immediately provide notice (the "Second Mandatory Offer") to each of the Remaining Founder (the "Second Mandatory Round Offerees") who accepted the Mandatory Offer, stating that they may purchase a portion of the unaccepted Subject Founder's Shares (the "Remaining Subject Founder's Shares") on the following basis:

                  (A) up to that number of the Remaining Subject Founder's Shares mutually agreed upon by the Second Mandatory Round Offerees or, failing such mutual agreement, as determined by application of the following formula:

Number of Remaining      =      Number of Common Shares held by such Second     X      Total Number of
Subject Founder's               Mandatory Round Offeree on a Fully Converted           Remaining Subject
shares which a                  Basis immediately prior to the Mandatory Offer         Founder's Shares
particular Second               ----------------------------------------------
Mandatory Round                 Number of Common Shares held by all Second
Offeree may purchase            Mandatory Round Offerees on a Fully Converted
                                Basis immediately prior to the Mandatory Offer


                  (B) the Second Mandatory Offer shall remain open for acceptance by each Second Mandatory Round Offeree for a period of 5 Business Days following receipt of the Second Mandatory Offer by such Second Mandatory Round Offeree (if a Second Mandatory Round Offeree does not accept the Second Mandatory Offer within such 5 day period, then such Second Mandatory Round Offeree shall be deemed to have refused the Second Mandatory Offer);

                  (C) if at the expiration of such 5 day period the Second Mandatory Offer has not been accepted in full by all of the Second Mandatory Round Offerees, then the procedure described in this paragraph (C) (a "Subsequent Mandatory Offer") shall be repeated with the next written offer being made only to those of the Second Mandatory Round Offerees who accepted the Second Mandatory Offer, with the appropriate adjustments to the formula described in clause (d)(iii)(A) above, as the case may be, and so on and so forth until one or more of the Second Mandatory Round Offerees has agreed to purchase the unaccepted Remaining Subject Founder's Shares or until no Second Mandatory Round Offeree wishes to purchase such unaccepted Remaining Subject Founder's Shares;

      (e) Closing - the closing of the purchase of the Subject Founder's Shares by the Remaining Founders shall take place at the principal office of the Corporation on the later of the following dates:

            (1) the closing date specified in the Mandatory Offer, the Second Mandatory Offer, or any Subsequent Mandatory Offer, as the case may be; and

            (2) the 5th Business Day following the acceptance of the Mandatory Offer, the Second Mandatory Offer or any Subsequent Mandatory Offer, as the case may be.

7.5   RIGHT OF FIRST OFFER OF FOUNDER SHARES IN FAVOUR OF SERIES A INVESTORS

      Notwithstanding Section 7.3 but subject to Section 7.4:

      (a) For the purposes of this Section 7.5, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

      (b) Make Offer - if a Founder (the "Founder Offeror") wishes to sell any of his Equity Securities (the "Founder's Saleable Securities"), then the Founder Offeror shall first offer (the "Founder's Offer") to the Series A Investors (the "Series A Offerees") by notice in writing the prior right to purchase, receive or acquire the Founder's Saleable Securities;

      (c) Notice Contents - the Founder's Offer shall identify the number and kind of Founder's Saleable Securities, the price per share expressed in cash or cash equivalent the Founder Offeror is prepared to sell for, and whether or not the Founder Offeror has received a third party offer to purchase the Founder's Saleable Securities (in which case the third party offer shall be attached to the Founder's Offer and shall constitute the terms of the Founder's Offer);

      (d) Series A Shareholders' First Right - the Founder's Offer shall make a written offer to each of the Series A Offerees on the following basis:

            (1) Pro Rata Portions - the Founder's Offer shall state that each of the Series A Offerees is entitled to purchase up to that number of the Founder's Saleable Securities mutually agreed upon by the Series A Offerees or, failing such mutual agreement, as determined by application of the following formula:

Number of Founder's      =      Number of Common Shares held by such Series A      X      Total Number of
Saleable Securities             Offeree on a Fully Converted Basis                        Founder's
which a particular              immediately prior to the Founder's Offer                  Saleable
Series A Offeree may            ---------------------------------------------             Securities
purchase                        Number of Common Shares held by all Series A
                                Offerees on a Fully Converted Basis
                                immediately prior to the Founder's Offer

            (2) Acceptance Period - the Founder's Offer shall remain open for acceptance by each Series A Offeree until the end of a period of 15 days following receipt of the Founder's Offer by such Series A Offeree. If a Series A Offeree does not accept the Founder's Offer before the expiration of such 15 day period, then such Series A Offeree shall be deemed to have refused the Founder's Offer;

            (3) Offer of any Remaining Securities - if the Founder's Offer has been accepted by one or more, but not all, of the Series A Offerees at the expiration of the Offer, then the Founder Offeror shall be required to immediately make a written offer (the "Founder's Second Offer") to each of the Series A Offerees (the "Second Round Series A Offerees") who accepted the Founder's Offer, to sell to each of the Second Round Series A Offerees a portion of the unaccepted Founder's

                  Saleable Securities (the "Founder's Remaining Saleable Securities") on the following basis:

                  (A) the Founder's Second Offer shall state that each of the Second Round Series A Offerees is entitled to purchase up to that number of the Founder's Remaining Saleable Securities mutually agreed upon by the Second Round Series A Offerees or, failing such mutual agreement, as determined by application of the following formula:

Number of Founder's      =      Number of Common Shares held by such Second             X      Total Number of
Remaining Saleable              Round Series A Offeree on a Fully Converted                    Founder's
Securities which a              Basis immediately prior to the Founder's Second Offer          Remaining
particular Second               --------------------------------------------                   Saleable
Round Series A Offeree          Number of Common Shares held by all Second                     Securities
may purchase                    Round Series A Offerees on a Fully Converted
                                Basis immediately prior to the Founder's
                                Second Offer

                  (B) the Founder's Second Offer shall remain open for acceptance by each Second Round Series A Offeree for a period of 5 Business Days following receipt of the Second Round Series A Offer by such Second Round Series A Offeree. If a Second Round Series A Offeree does not accept the Second Round Series A Offer within such 5 day period, then such Second Round Series A Offeree shall be deemed to have refused the Second Round Series A Offer;

            (4) Offer of any Remaining Securities - if the Founder's Second Offer has been accepted by one or more, but not all, of the Second Round Series A Offerees at the expiration of the Founder's Offer, then the Founder Offeror shall be required to immediately make a written offer (the "Founder's Third Offer") to each of the Second Round Series A Offerees who accepted the Founder's Second Offer (the "Third Round Series A Offerees") to sell to each of the Third Round Series A Offerees a portion of the unaccepted Founder's Remaining Saleable Securities (the "Founder's Last Remaining Saleable Securities") on the following basis:

                  (A) the Founder's Third Offer shall state that each of the Third Round Series A Offerees is entitled to purchase up to that number of the Founder's Last Remaining Saleable Securities mutually agreed upon by the Third Round Series A Offerees or, failing such mutual agreement, as determined by application of the following formula:

Number of Founder's      =      Number of Common Shares held by such Third              X      Total Number of
Last Remaining                  Round Series A Offeree on a Fully Converted                    Founder's Last
Saleable Securities             Basis immediately prior to the Founder's Third Offer           Remaining
which a particular              ----------------------------------------------------           Saleable
Third Round Series A            Number of Common Shares held by all Third                      Securities
Offeree may purchase            Round Series A Offerees on a Fully Converted
                                Basis immediately prior to the Founder's
                                Third Offer

                  (B) the Founder's Third Offer shall remain open for acceptance by each Third Round Series A Offeree for a period of 5 Business Days following receipt of the Founder's Third Offer by such Third Round Series A Offeree. If a Third Round Series A Offeree does not accept the Third Offer within such 5 day period, then such Third Round Series A Offeree shall be deemed to have refused the Founder's Third Offer;

                  (C) if at the expiration of such 5 day period the Founder's Third Offer has not been accepted in full by all of the Third Round Series A Offerees, then the procedure described in this paragraph (C) (a "Founder's Subsequent Offer") shall be repeated with the next written offer being made only to those of the Third Round Series A Offerees who accepted the Founder's Third Offer, with the appropriate adjustments to the formula described in clause 7.5(d)(4)(A) above, as the case may be, and so on and so forth until one or more of the Third Round Series A Offerees has agreed to purchase the unaccepted Founder's Last Remaining Saleable Securities or until no Third Round Series A Offeree wishes to purchase such unaccepted Founder's Last Remaining Saleable Securities;

      (e) Closing - the closing of the purchase of the Founder's Saleable Securities by and the Series A Offerees hereunder shall take place at the principal office of the Corporation on the later of the following dates:

            (1) the closing date specified in the Founder's Offer, the Founder's Second Offer, the Founder's Third Offer or any Founder's Subsequent Offer, as the case may be; and

            (2) the 5th Business Day following the acceptance of the Founder's Offer, the Founder's Second Offer, the Founder's Third Offer or any Founder's Subsequent Offer, as the case may be;

      (f) Sale to Third Party - subject to Section 6.5, if any of the Founder's Last Remaining Saleable Securities still remain unaccepted after the expiration of the Founder's Second Offer, the Founder's Third Offer and (if applicable) any Founder's Subsequent Offers, the Founder Offeror may, for 90 days thereafter, offer the Founder's Last Remaining Saleable Securities offered but not subscribed for to a third party at a price and on terms and conditions no more favourable (from a purchaser's perspective) than the terms and conditions set forth in the Founder's Offer;

      (g) Expiry of Third Party Sale Period - if the Founder Offeror has not completed the sale of all of the Founder's Saleable Securities to the third party in accordance with paragraph (e) above within 90 days following the expiration of the latest of:

            (1) the Founder's Offer, the Founder's Second Offer, the Founder's Third Offer or the last of any Founder's Subsequent Offers, as the case may be; and

            (2) if applicable, completion of the last applicable step under the Co-Sale Right under Section 7.6;

            then the right of the Founder Offeror under paragraph (f) above to sell the Founder's Saleable Securities to the third party shall terminate and the Founder Offeror shall be required to again comply with this Section before Transferring any of his Equity Securities to the third party or any other Person.

7.6   CO-SALE RIGHTS ON CHANGE OF CONTROL: SHAREHOLDER SALES

Without limiting the provisions of Sections 7.1, 7.3 and 7.5:

      (a) For the purposes of this Section 7.6, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

      (b) Change of Control Co-Sale Notice - If any Shareholder or Shareholders (the "Vending Shareholder") becomes entitled to transfer Equity Securities (the "Control Shares") to a person who is not a party to this Agreement (the "Third-Party Buyer" and, for greater clarity, a Third-Party Buyer shall not include Aspreva Funding) pursuant to Subsection 7.3(g) or 7.5(g) (or, in the case of a Series A Shareholder not being bound by Section 7.3 or 7.5, by virtue of Section 7.1) and the Third-Party Buyer, together with the Third-Party Buyer's Associates and Affiliates, is already entitled or would thereafter be entitled to exercise in excess of 50% of the votes at a general meeting of the shareholders of the Corporation (determined on a Fully Diluted Basis), the Vending Shareholder shall, at least 21 days prior to the date of the intended sale, deliver a written notice of the intended sale (the "Control Notice") to the other Shareholders, which Control Notice shall specify the terms of the intended sale, including, without limitation:

            (1)   Name. The name and address of the Third-Party Buyer;

            (2) Number of Shares Held. The number and class of Equity Securities owned by the Third-Party Buyer and the Third-Party Buyer's Associates and Affiliates;

            (3) Price. The purchase price and other terms and conditions for the sale of the Control Shares;

            (4) Date. The date on or about which the sale is intended to be made;

            (5) Number of Shares to be Sold. The number and class of Shares to be sold; and

            (6) Previous Details. Details of any previous transactions by which the Vending Shareholder has sold any Equity Securities since the date of this Agreement.

      (c) Piggyback - Each of the Shareholders (other than the Vending Shareholder) shall have the right (the "Co-Sale Right"), within 21 days from the date of receipt of the Control Notice to sell to the Third-Party Buyer all of their Equity Securities at a price per Equity Security equal to the Control Price (defined below) and otherwise on the same terms and conditions set forth in the Control Notice. If any Shareholder (the "Additional Vendor") so elects to sell its Equity Securities to the Third-Party Buyer, it shall so inform both the Third-Party Buyer and the Vending Shareholder in writing not more than 21 days after receipt of the Control Notice. The sale by all Additional Vendor(s) shall take place coincidentally with the sale of the Control Shares, and the Vending Shareholder shall not complete its sale unless all transactions between the Third-Party Buyer and any Additional Vendor(s) are similarly completed. If the Third-Party Buyer shall not purchase the Equity Securities of the Additional Vendor(s) on the sale date, the proposed sale by the Vending Shareholder as described in the Control Notice shall not be made. If the Vending Shareholder completes its sale to the Third-Party Buyer without the Third-Party Buyer also purchasing the Equity Securities of the Additional Vendor(s), contrary to the Vending Shareholder's obligations in the preceding sentence, the Additional Vendor(s) shall have the right to put (by notice in writing) their Equity Securities to the Vending Shareholder and the Vending Shareholder shall forthwith purchase such Equity Securities at the Control Price.

      (d) Definition of Control Price - The price (the "Control Price") that the Third Party Buyer must pay to the Additional Vendors for their respective Equity Securities shall be further adjusted or derived in accordance with the following rules:

            (1) the price per Share for a class of Shares shall be the greater of:

                  (A) the price payable per Share for that class of Shares, as specified in the Control Notice; and

                  (B) the average price per Share of that class paid any time within the previous two (2) years by the Third-Party Buyer or any of the Third-Party Buyer's Associates or Affiliates to the Vending Shareholder;

            (2) if the price specified in the Control Notice is for Common Shares only, the price per Share for any Preferred Shares of the Corporation in respect of which the Co-Sale Right is exercised by an Additional Vendor shall be computed as if such Preferred Shares were converted into Common Shares in accordance with their terms;

            (3) if the price specified in the Control Notice is for Preferred Shares only, the price per Share for any Common Shares in respect of which the Co-Sale Right is exercised by an Additional Vendor shall be computed on the basis of a reverse conversion of Common Shares to Preferred Shares;

            (4) if the price specified in the Control Notice does not include a price for a class of Equity Securities which entitle the holder thereof to acquire Common Shares, such class of Equity Securities shall be priced as if such securities were fully exercised, converted or exchanged (as the case may) into Common Shares (net of any amounts payable by the holder on such exercise, conversion or exchange); and

            (5) if the price specified in the Control Notice does not include a price for a class of Equity Securities which entitle the holder thereof to acquire Preferred Shares, such class of Equity Securities shall be priced as if such securities were fully exercised, converted or exchanged (as the case may) into Preferred Shares (net of any amounts payable by the holder on such exercise, conversion or exchange).

      (e) Sale to Third-Party Buyer - Subject to Sections 6.5, and subject to compliance with Sections 7.6(b), (c) and (d) hereof (if applicable), the Vending Shareholder may sell the Shares offered for sale to the Third-Party Buyer at the price and on the terms specified in the Control Notice. If the Vending Shareholder has not sold the Control Shares offered for sale within 120 days after the mailing of the Control Notice to the Shareholders, the

            Vending Shareholder shall not sell the Control Shares offered for sale without again complying with the terms of Sections 7.6(b), (c) and (d).

7.7   CO-SALE RIGHTS ON CHANGE OF CONTROL: SHAREHOLDER PURCHASE

Without limiting the provisions of Sections 7.1, 7.3 and 7.5:

      (a) For the purposes of this Section 7.7, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

      (b) Change of Control Co-Sale Notice - If any Shareholder, other than Aspreva Funding, (the "Buyer") proposes to purchase Equity Securities (the "Control Shares") from a Person not a party to this Agreement (the "External Person") and the Buyer, together with the Buyer's Associates and Affiliates, is already entitled or would thereafter be entitled to exercise in excess of 50% of the votes at a general meeting of the shareholders of the Corporation (determined on a Fully Diluted Basis), the Buyer shall, at least 30 days prior to the date of the intended sale, deliver a written notice of the intended sale (the "Control Notice") to the other Shareholders, which Control Notice shall specify the terms of the intended sale, including, without limitation:

            (1)   Name. The name and address of the External Person;

            (2) Number of Shares Held. The number and class of Equity Securities owned by the Buyer and the Buyer's Associates and Affiliates;

            (3) Price. The purchase price and other terms and conditions for the sale of the Control Shares;

            (4) Date. The date on or about which the sale is intended to be made;

            (5) Number of Shares to be Sold. The number and class of Control Shares to be sold; and

            (6) Previous Details. Details of any previous transactions by which the Buyer and its Associates and Affiliates purchased Equity Securities since the date of this Agreement.

      (c) Piggyback - Subject to Section 6.5, each of the Shareholders (other than the External Person) shall have the right (the "Co-Sale Right"), within 21 days from the date of receipt of the Control Notice, to sell to the Buyer all of their Equity Securities at a price per Equity Security equal to the Control Price (defined below) and otherwise on the same terms and conditions set forth in the Control Notice. If any Shareholder (the "Additional Vendor") so elects to sell its Equity Securities to the Buyer, it shall so inform both the Buyer and the External Person in writing not more than 21 days after receipt of the Control Notice. The sale by all Additional Vendor(s) shall take place coincidentally with the sale of the Control Shares, and the External Person shall not complete its sale unless all transactions between the Buyer and any Additional Vendor(s) are similarly completed. If the Buyer shall not purchase the Equity Securities of the Additional Vendor(s) on the sale date, the proposed sale by the External Person as described in the Control Notice shall not be made. If the External Person completes its sale to the Buyer without the Buyer also purchasing the Equity Securities of the Additional Vendor(s), contrary to the External Person's obligations in the preceding sentence, the Additional Vendor(s) shall have the right to put (by notice in writing) their Equity Securities to the Buyer and the Buyer shall forthwith purchase such Equity Securities at the Control Price.

      (d) Definition of Control Price - The price (the "Control Price") that the Buyer must pay to the Additional Vendors for their respective Equity Securities shall be further adjusted or delivered in accordance with the following rules:

            (1) the price per Share for a class of Shares shall be the greater of:

                  (A) the price payable per Share for that class of Shares, as specified in the Control Notice; and

                  (B) the average price per Share of that class paid any time within the previous two (2) years by the Buyer or any of the Buyer's Associates or Affiliates to the External Person;

            (2) if the price specified in the Control Notice is for Common Shares only, the price per Share for any Preferred Shares of the Corporation in respect of which the Co-Sale Right is exercised by an Additional Vendor shall be computed as if such Preferred Shares were converted into Common Shares in accordance with their terms;

            (3) if the price specified in the Control Notice is for Preferred Shares only, the price per Share for any Common Shares in respect of which the Co-Sale Right is exercised by an Additional Vendor shall be computed on the basis of a reverse conversion of Common Shares to Preferred Shares;

            (4) if the price specified in the Control Notice does not include a price for a class of Equity Securities which entitle the holder thereof to acquire Common Shares, such class of Equity Securities shall be priced as if such securities were fully exercised, converted or exchanged (as the case may) into Common Shares (net of any amounts payable by the holder on such exercise, conversion or exchange); and

            (5) if the price specified in the Control Notice does not include a price for a class of Equity Securities which entitle the holder thereof to acquire Preferred Shares, such class of Equity Securities shall be priced as if such securities were fully exercised, converted or exchanged (as the case may) into Preferred Shares (net of any amounts payable by the holder on such exercise, conversion or exchange). If the Buyer shall not purchase an Additional Vendor's Equity Securities on a Fully Diluted Basis from an Additional Vendor on the terms and conditions provided for herein, then the Transfer of the Equity Securities from the External Person to the Buyer shall not be made. If the External Person completes the Transfer of all or part of the Equity Securities to the Buyer in violation of the foregoing, then the Additional Vendor shall have, in addition to any other rights or remedies the Additional Vendor may have at law or equity, the right to put (by notice in writing) the Additional Vendor's Equity Securities to the Buyer at the price(s) determined hereunder.

7.8   DRAG ALONG RIGHTS

Notwithstanding anything in this Section but subject to Sections 7.3, 7.5, 7.6 and 7.7, if:

      (a) Shareholders (the "Selling Shareholders") have agreed to Transfer to a Person, or Persons acting in concert, (a "Purchaser"), Equity Securities representing more than 80% of the Common Shares of the Corporation (calculated on a Fully Converted Basis, provided that the term Fully Converted Basis for the purposes of this Subsection shall not include any Equity Securities which, if converted, would put the holder thereof in a worse economic position given the purchase prices payable by the Purchaser to the Selling Shareholders); and

      (b) the Purchaser offers to each of the other Shareholders (the "Other Shareholders") to purchase the remaining Equity Securities of particular kinds or classes (the "Specified Securities") on equivalent terms and conditions, mutatis mutandis, as those agreed to by the Selling Shareholders, all of which terms and conditions are set out in writing and promptly delivered to the Other Shareholders (the "Drag Along Offer");

then the Other Shareholders shall be required to sell all of their Specified Securities to the Purchaser in accordance with the terms and conditions of the Drag Along Offer.

If any of the Other Shareholders (the "Delinquent Holders") fail to sell their Specified Securities to the Purchaser in accordance with the terms and conditions of the Drag Along Offer, the Purchaser shall have the right to deposit the applicable purchase price for those Specified Securities of the Delinquent Holders in a special account at any financial institution in Canada, to be paid proportionately with interest, to the respective Delinquent Holders upon presentation and surrender to such financial institution of the certificates or documents representing such holders' Specified Securities duly endorsed for transfer to the Purchaser. Upon such deposit being made, the Specified Securities in respect of which the deposit was made shall hereby automatically (without any further action of any kind on the part of the Delinquent Holders or the Purchaser, as the case may be) be transferred to and purchased by the Purchaser, and shall be transferred on the books of the Corporation to the Purchaser, and the rights of the Delinquent Holders in respect of those Specified Securities after such deposit shall hereby be limited to receiving, with interest, their respective portion of the total amount so deposited against presentation and surrender of the certificates or documents representing their respective Specified Securities duly endorsed for transfer to the Purchaser.

7.9   INVOLUNTARY TRANSFERS ON BANKRUPTCY

The following terms and conditions shall also apply to Transfers of Equity Securities by Shareholders:

      (a) Bankruptcy or Insolvency - In the event that any Shareholder (an "Insolvent Shareholder") makes an assignment for the benefit of creditors or is the subject of any proceedings under any bankruptcy or insolvency law and such assignment or proceedings have not been terminated or resolved and settled in favour of the Insolvent Shareholder without any adverse financial result to the Insolvent Shareholder within 60 days from the date of such event, the Corporation shall, upon written notice to the Insolvent Shareholder or his/her personal representative, have the right to purchase from such Insolvent Shareholder all of the Equity Securities owned by such Insolvent Shareholder at a price equal to the "fair market value" of such Equity Securities (as calculated in accordance with Section 7.9(b)). For the purposes of this Section 7.9, a determination by a majority of the Board that an Insolvent Shareholder has become insolvent or bankrupt shall be final and binding, subject to the right of arbitration set out in Section 11.11. The Corporation shall be entitled to assign to the other Shareholders its right to purchase the Equity Securities of the Insolvent Shareholder, in whole or in part, in which event the provisions of Section 7.3 and 7.5 shall apply to the extent applicable (except that the price shall be "fair market value" as referred to above). If the Corporation and/or the other Shareholders decide to purchase the Equity Securities, the price shall be paid in cash on the closing of the transaction and such transaction shall close within sixty (60) days from the date that the "fair market value" of such Equity Securities has been determined.

      (b) Fair Market Value - For the purposes of this Section 7.9, "fair market value" of the Equity Securities means the en bloc fair market value of those Equity Securities being the highest price, expressed in money or money's worth, available in an open and unrestricted market between informed and willing parties acting at arm's length and under no compulsion to act, determined in accordance with generally accepted valuation practices. Such value shall be determined on a going concern basis, unless inappropriate in light of circumstances, and shall not take into account that the Equity Securities may represent a majority or minority interest in the Corporation. To determine fair market value, the Board shall determine, in good faith, the amount of the fair market value as of the end of the month in which the event referred to in Section 7.9(a) has occurred or as of the end of the month in which the Corporation exercises its right to purchase under Section 7.9(a). If, within 30 days after the determination of the fair market value by the Board, any party disputes such value, then upon request by such party the fair market value shall be determined by the auditors of the Corporation, and the party disputing the Board's determination shall pay all costs of the determination of the auditors. The amount of the fair market value determined by the auditors shall be final and binding.

7.10  RECOGNITION OF TRANSFERS

The Corporation shall not recognize any Transfers of Equity Securities made in violation of this Agreement.

7.11  ENDORSEMENT ON SHARE CERTIFICATES

Any and all certificates representing Shares now or hereafter owned by Shareholders during the currency of this Agreement (whether such Shares are issued initially or with respect to Transfer or otherwise) shall have endorsed thereon in bold type the following legends:

      "This certificate is issued subject to and the securities represented hereby may not be sold, transferred, pledged, hypothecated or otherwise disposed of, except in compliance with the terms of the Shareholders' Agreement made as of March 5, 2004."

7.12  WAIVER OF RIGHTS

Notwithstanding any other provision of this Article 7, any Shareholder may waive his rights with respect to any particular offer given under Article 7 by notice in writing to the Corporation and the Offeror or Vending Shareholder, as the case may be. For the purposes of this Section 7.12, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

7.13  TRANSFER OF AGREEMENT RIGHTS

The Transfer of Equity Securities by a Shareholder pursuant to the provisions of
Article 7 may include the transfer of such Shareholders' rights under this Agreement.

7.14  NO PLEDGING OF SHARES

No Shareholder shall mortgage, pledge, charge, hypothecate or otherwise encumber its Shares or any part thereof without the prior written consent thereto of the other Shareholders, which consent may be arbitrarily withheld without giving any reason therefor.

8.    AMENDMENT AND TERMINATION

8.1   AMENDMENTS

No term or provision hereof may be amended except by an instrument in writing (the "Amending Instrument") duly signed by the Corporation and the Shareholders owning not less than 75% of the Common Shares (on a Fully Converted Basis) that are subject to this Agreement; provided however, that if the amendment affects the rights, restrictions or obligations of the Shareholders only, the Corporation need not execute the Amended Instrument. Notwithstanding the foregoing sentence, an amendment of a term or provision hereof shall be binding upon those Shareholders, if any, who did not execute the Amending Instrument providing for such amendment only upon providing notice thereof to such Shareholders. For the purposes of this Section 8.1, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

8.2   TERMINATION EVENTS

This Agreement shall terminate, except as provided in Section 8.3, if:

      (a) the Corporation and Shareholders owning not less than 75% of the Common Shares (on a Fully Converted Basis) that are subject to this Agreement so agree (for the purposes of this paragraph (a), each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding);

      (b)   the Corporation is dissolved, liquidated or formally wound-up;

      (c)   one Shareholder acquires all Shares;

      (d) a duly approved Initial Public Offering is completed on a Senior Stock Exchange.

8.3   SURVIVING OBLIGATIONS

The termination of this Agreement shall not affect the right of any party to whom money is owed hereunder at the time of termination to receive that money according to the provisions hereof or affect any other rights or obligations which arose hereunder in respect of matters occurring prior to such termination.

8.4   DETERMINATION

Subject to Section 8.3 and on-going obligations (if any) under Subsection 7.2(a)(ii), this Agreement shall terminate in respect of any party who ceases for any reason to be a Shareholder, and the Agreement shall remain in full force and effect with respect to the remaining Shareholders. For the purposes of this
Section 8.4, each Series A Investor shall be deemed to be a Shareholder and to own a number of Series A Preferred Shares equal to the proportion of the Series A Preferred Shares held by Aspreva Funding that corresponds to such Series A Investor's proportionate equity ownership interest in Aspreva Funding.

9.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDERS

9.1   REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Shareholder (except, with respect to paragraphs (b) and (d), for agreements and arrangements previously disclosed to the Corporation by Aspreva Funding) hereby, separately and severally and with respect to itself and its own Shares only, represents and warrants to each other Shareholder and to the Corporation that as of the date of this Agreement it:

      (a) is acquiring and shall hold its Shares as sole principal and for investment purposes only, and not with a view to the distribution thereof and not in trust for or on behalf of any other person or persons;

      (b) is neither a party to or bound by any other agreement regarding the ownership of its Shares;

      (c) is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, charter, Articles, by-laws or constating documents, order, judgment, decree, or, to the best knowledge of the Shareholder law, statute or regulation which would be violated, contravened, or breached by, or under which any default would occur as a result of, the execution and delivery by such Shareholder of this Agreement or the performance by such Shareholder of any of the terms hereof;

      (d) has not created any mortgage, lien or encumbrance or security interest upon any of its Shares, and is not subject to or bound by any agreement under which any mortgage, encumbrance, lien or security interest may be created upon any of its Shares;

      (e) if a corporation or a partnership, that it was duly incorporated, formed or created, as applicable and is validly existing under the laws of its jurisdiction of incorporation, formation or creation, as applicable, and that it has the corporate or legal power and capacity to own its assets and to enter into and perform its obligations pursuant to this Agreement;

      (f) the TW Investor hereby represents and warrants (the "TW Representation") that none of its direct partners is a natural person that is a citizen or resident of the United States for United States federal income tax purposes, and pursuant to the provisions of the limited partnership agreement of the TW Investor, upon the liquidation of the TW Investor, its general partner is entitled to retain aggregate distributions with respect to its investment in the Corporation (in addition to any distributions received by the general partner in connection with its contribution to the TW Investor) not in excess of 20% of the excess of all distributions made by the TW Investor with respect to its investment in the

            Corporation over all contributions to the TW Investor with respect to its investment in the Corporation, plus (in certain circumstances) distributions approximately equal to $1.5 million. The TW Investor covenants and agrees that if at any time after the date hereof the TW Investor becomes aware of any fact, event, development, occurrence or circumstance that either individually or in the aggregate is reasonably likely to result in the TW Representation becoming untrue in any respect (as if the TW Representation were made as of such date), such TW Investor shall
            (i) give prompt written notice thereof to the Corporation and to Sprout Capital IX, L.P. and (ii) cooperate with the other US Investors and use all commercially reasonable efforts to prevent the ownership (including an indirect ownership and an ownership by attribution) of the Corporation (or any of its subsidiaries) by United States persons as defined in the United States Internal Revenue Code of 1986, as amended from exceeding 49% of the total outstanding Common Shares (assuming conversion of all outstanding Preferred Shares or other convertible securities) of the Corporation (or equivalent securities of any of its subsidiaries);

      (g) the HBM Investor hereby represents and warrants (the "HBM Representation") that (i) it is 100% indirectly owned by HBM BioVentures Ltd., a Swiss corporation (the "Swiss Parent"), which is widely held, and (ii) if any shares of Swiss Parent are owned by an individual that is a citizen or resident of the United States for federal income tax purposes, such ownership, if any, shall not exceed 1% of the total outstanding shares of Swiss Parent. The HBM Investor covenants and agrees that if at any time after the date hereof the HBM Investor becomes aware of any fact, event, development, occurrence or circumstance that either individually or in the aggregate is reasonably likely to result in the HBM Representation becoming untrue in any respect (as if the HBM Representation were made as of such date), the HBM Investor shall
            (i) give prompt written notice thereof to the Corporation and to Sprout Capital IX, L.P. and (ii) cooperate with the other US Investors and use all commercially reasonable efforts to prevent the ownership (including an indirect ownership and an ownership by attribution) of the Corporation (or any of its subsidiaries) by United States persons as defined in the United States Internal Revenue Code of 1986, as amended from exceeding 49% of the total outstanding Common Shares (assuming conversion of all outstanding Preferred Shares or other convertible securities) of the Corporation (or equivalent securities of any of its subsidiaries).

10.   CONFIDENTIALITY

10.1  DEFINITION OF CONFIDENTIAL INFORMATION

For the purposes of this Agreement, "Confidential Information" means:

      (a) all information, knowledge, or data pertaining to the business and affairs of the Corporation or of its Subsidiaries including, without limitation, financial information, marketing, manufacturing and commercial strategies, the terms and conditions of any contracts or agreements, (including this Agreement), actual or prospective business relationships to the extent not publicly disclosed;

      (b) all information, knowledge or data of an intellectual, technical, scientific or industrial nature in which the Corporation or its Subsidiaries has a proprietary or ownership interest or has a legal duty to protect, including, without limitation, laboratory procedures and techniques, biochemical strategies and know-how, technical data, drawings, photographs, specifications, standards, manuals, reports, formulas, compilations, formulations, compositions, compounds, processes, information, lists, research data, trade secrets, biochemical and other scientific strategies and concepts, inventions, designs, know-how, methods and technical information, whether furnished or prepared before or after the date of this Agreement;

      (c) all copies and tangible embodiments of the foregoing, in whatever form or medium; and

      (d)   that is commercially valuable and not generally known.

Notwithstanding the foregoing, Confidential Information shall not include the U.S. tax treatment and the U.S. tax structure of the transaction contemplated by this Agreement.

10.2  OBLIGATION OF CONFIDENTIALITY

No Shareholder shall disclose any Confidential Information to any Person who is not a Shareholder at the time of disclosure at any time while it is a Shareholder or at any time thereafter. The foregoing obligations of confidentiality shall not apply to Confidential Information that:

      (a)   is in the public domain other than through a breach of this Section;

      (b) is or was obtained from sources other than the Corporation or a Subsidiary without breach of any duty of confidentiality;

      (c) is required to be disclosed pursuant to applicable laws, or policies. or regulations of any regulatory authority;

      (d) is disclosed in any legal proceeding to which the Shareholder, the Shareholder's Director nominees and Observers, if any, is a party under this Agreement;

      (e)   is disclosed with the permission of the Corporation;

      (f) is disclosed to the directors, officers, employees, managers, professional advisers and consultants of a Shareholder on a need to know basis; or

      (g)   is disclosed pursuant to Section 10.3.

10.3  PERMITTED DISCLOSURES FOR DIRECTORS AND OFFICERS

Notwithstanding Section 10.2, either a Director who is an Investor Nominee pursuant to Section 3.1 or a Shareholder whose nominee is a Director or officer of the Corporation or any Subsidiary may disclose to any Person who is not a Shareholder at the time of disclosure such Confidential Information as is consistent with the promotion or advancement of the Corporation or Subsidiary, provided that such disclosure:

      (a)   is made on a strictly confidential basis; and

      (b) is consistent with the fiduciary, statutory and contractual duties of the Director or the Shareholder in its capacity as a director or officer of the Corporation or the Subsidiary.

10.4  OBLIGATIONS SURVIVE

The obligations and rights of the Shareholders under this Article 10 shall survive any termination of this Agreement and shall continue even after a Shareholder shall have transferred or disposed of all of its Shares or shall otherwise cease to be a Shareholder.

10.5  REMEDIES

In the event that any Shareholder uses, discloses, divulges or communicates to any Person any Confidential Information in breach of this Article 10 or otherwise breaches any provision of this Article 10, or if the Corporation has reasonable grounds for believing a Shareholder may use, disclose, divulge or communicate to any Person any Confidential Information in breach of this Article 10 or otherwise breach any provision of this Article 10, then the Corporation shall be entitled, in addition to other remedies and damages available, to seek an interlocutory and permanent injunction whereby the Shareholder shall be ordered to respect and comply with the covenants and agreements contained in this Agreement.

11.   TAX

(a) No party hereto shall, and the Corporation shall not permit the shareholders of the Corporation to, without the prior written consent of either Sprout Capital IX, L.P. or InterWest Partners VIII, L.P. (each an "Appointed Investor"), directly or indirectly issue or transfer stock (including options, warrants or similar rights to acquire stock and convertible notes) in the Corporation (or any of its subsidiaries) to any investor (1) if such issuance or transfer would result in an increase in the ownership (including an indirect ownership and an ownership by attribution) of the Corporation (or any of its subsidiaries) by United States persons as defined in the United States Internal Revenue Code of 1986, as amended (the "Code") so as to cause such ownership to exceed the greater of (i) 40% of the total outstanding Common Shares (assuming conversion of all outstanding Preferred Shares or other convertible securities) of the Corporation (or equivalent securities of any of its subsidiaries) and (ii) such percentage as exists on the date of such issuance or transfer, or (2) if, in the reasonable determination of counsel or accountants for an Appointed Investor, such issuance or transfer would cause the Corporation (or any of its subsidiaries) to be a "Controlled Foreign Corporation" or a "Foreign Personal Holding Company" (each as defined in the Code); provided, however, that the foregoing obligation shall not apply to the TW Investor if at any time after the date hereof there exists any fact, event, development, occurrence or circumstance that either individually or in the aggregate is reasonably likely to result in the TW Representation becoming untrue in any respect (as if the TW Representation were made as of such date), and the TW Investor complies with its obligations under Section 9.1(f) hereof; provided, further that the foregoing obligation shall not apply to the HBM Investor if at any time after the date hereof there exists any fact, event, development, occurrence or circumstance that either individually or in the aggregate is reasonably likely to result in the HBM Representation becoming untrue in any respect (as if the HBM Representation were made as of such date), and the HBM Investor complies with its obligations under
      Section 9.1(g) hereof. No later than two (2) months following the end of each Corporation taxable year, the Corporation shall provide the following information to the US Investors: (i) the Corporation's (and, if different, its subsidiaries') capitalization table as of the end of the last day of such taxable year and (ii) a report regarding the Corporation's (and, if different, its subsidiaries') status as a Controlled Foreign Corporation or a Foreign Personal Holding Company; provided, however that unless the Corporation receives any information from any US Investor regarding any change in its ownership in the Corporation or its own ownership structure, in preparing a report described in (ii), the Corporation shall assume that the US Investor's ownership in the Corporation is the same as the ownership as of the date of the Closing. In addition, the Corporation shall provide the US

            Investors with access to such other information as may be reasonably required by such US Investors to determine the Corporation's (and its subsidiary's) status as a Controlled Foreign Corporation or a Foreign Personal Holding Company to determine whether each such US Investor is required to report its pro rata portion of the Corporation's (or its subsidiaries') "Subpart F income" (as defined in Section 952 of the Code) on its United States federal income tax return, and to allow such US Investors to otherwise comply with applicable Untied States federal income tax laws.

      (b) In the event that counsel or accountants for an Appointed Investor reasonably determines that there is a significant risk either that the Corporation (or any of its subsidiaries) is a Controlled Foreign Corporation or that the Corporation has met or shall meet the stock ownership requirement under Section 552(a)(2) (the "Foreign Personal Holding Company Ownership Test") (or any successor thereto) at any time, the Corporation shall (and shall cause such subsidiary to) use all commercially reasonable efforts to avoid generating (i) for any taxable year in which the Corporation (or such subsidiary) is a Controlled Foreign Corporation (or in which there is such risk), Subpart F income, and (ii) for any taxable year in which the Corporation (or such subsidiary) has met (or shall meet) the Foreign Personal Holding Company Ownership Test (or in which there is such risk), "Foreign Personal Holding Company Income," as such term is defined in Section 553 of the Code. Without limiting the generality of the foregoing, unless and until counsel or accountants for an Appointed Investor reasonably determines that there is no risk that the Corporation (or any of its subsidiaries) would meet the Foreign Personal Holding Company Ownership Test, the Corporation shall not (and shall cause its subsidiaries not to) enter into a transaction or take an action or inaction (including, without limitation, dividend distributions and making or maintaining inter-company loans) that may cause the Corporation or any of its subsidiaries to earn any Foreign Personal Holding Company Income (including dividends, interest, rents and royalties), unless there is no risk that such income would, directly or indirectly, cause the Corporation or the subsidiary, as the case may be, to meet the gross income requirement under Section 522(a)(1) of the Code. In the event that the Corporation (or any of its subsidiaries) is reasonably determined by counsel or accountants for an Appointed Investor to be either a Controlled Foreign Corporation or a Foreign Personal Holding Company (or any successor thereto) with respect to the securities held by any US Investor, the Corporation agrees, to the extent permitted by law, to annually make dividend distributions to each US Investor (including to any intermediary entity through which any US Investor holds securities in the Corporation) in an amount equal to 50% of any income deemed distributed to such US Investor pursuant to the foregoing provisions, unless such distributions are explicitly waived by US Investors holding, directly or indirectly, a majority of the outstanding Common Shares (assuming conversion of all outstanding Preferred Shares or other convertible securities) then held by all US Investors.

      (c) The Corporation shall (and shall cause each of its subsidiaries to) use all commercially reasonable efforts to avoid being a "Passive Foreign Investment Company" within the meaning of Section 1297 of the Code (or any successor thereto). No later than two (2) months following the end of each Corporation taxable year, the Corporation shall provide a report regarding the Corporation's (and, each of its subsidiaries') status as a Passive Foreign Investment Company. If a "Qualified Electing Fund" election is made by any US Investor pursuant to Section 1295 of the Code (or any successor thereto) with respect to the Corporation or any of its subsidiaries, the Corporation shall provide annual financial information to the US Investor in the form attached hereto as Schedule E and shall provide the US Investor with reasonable access to such other information as may be reasonably required for purposes of filing U.S. federal income tax returns in connection with such Qualified Electing Fund election. In the event that a US Investor that has made a Qualified Electing Fund election must include in its gross income for a particular taxable year its pro rata share of the Corporation's (or any of its subsidiaries') earnings and profits pursuant to Section

            1293 of the Code (or any successor thereto), the Corporation agrees to make a dividend distribution to such US Investor (no later than 90 days following the end of the Investor's taxable year) in an amount equal to 50% of the amount so included by the US Investor, unless such distribution is explicitly waived by such US Investor.

      (d) Without limiting any of the foregoing, during the taxable year ending on December 31, 2004, the Corporation shall (and shall cause each of its subsidiaries to) use all commercially reasonable efforts to manage its operations and activities (including inter-company distributions and payments) so as not to create any net positive earnings and profits (computed for purposes of Section 1293 of the Code assuming for this purpose a Qualified Electing Fund election is made) or any net positive "undistributed foreign personal holding company income" (as defined in Section 556 of the Code, assuming for this purpose the Corporation is a Foreign Personal Holding Company).

12.   GENERAL PROVISIONS

12.1  NO PARTNERSHIP

Nothing in this Agreement or in the relationship of the parties hereto shall be construed as in any sense creating a partnership among or between the parties or as giving to any party any of the rights or subjecting any party to any of the creditors of the other party.

12.2  TIME OF THE ESSENCE

Time shall be of the essence of this Agreement.

12.3  FURTHER ACTS

Each of the parties to this Agreement shall at the request of any other party, and at the expense of the Corporation, execute and deliver any further documents and do all acts and things as that party may reasonably require in order to carry out the true intent and meaning of this Agreement.

12.4  PARTIES OF INTEREST

This Agreement and the rights of such party hereunder shall enure to the benefit of and be binding upon the parties hereto, their permitted assigns and their personal representatives, administrators, heirs and successors.

12.5  SHARE REORGANIZATIONS

The provisions of this Agreement relating to Shares shall also apply, with the necessary changes, to the following:

      (a) any Shares or securities into which such Shares may be converted, changed, reclassified, redivided, redesignated, redeemed, subdivided or consolidated;

      (b) any Shares or securities that are received by the shareholders of the Corporation as a stock dividend or distribution payable in Shares or securities of the Corporation; and

      (c) any Shares or securities of the Corporation or of any successor or continuing corporation to the Corporation that may be received by the shareholders of the Corporation on a reorganization, amalgamation, consolidation or merger or otherwise.

12.6  GOVERNING LAW

This Agreement shall be exclusively construed and governed by the laws in force in British Columbia without regard to its conflicts of laws principles and the laws of Canada applicable thereto and the courts of British Columbia (and the Supreme Court of Canada, if necessary) shall have exclusive jurisdiction to hear and determine all disputes arising hereunder. Each of the parties hereto irrevocably attorns to the jurisdiction of said courts and consents to the commencement of proceedings in such courts. This paragraph shall not be construed to affect the rights of a party to enforce a judgment or award outside said province, including the right to record and enforce a judgment or award in any other jurisdiction.

12.7  ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties to this Agreement with respect to the subject matter hereof and supersedes all prior negotiations, proposals and agreements, whether oral or written, with respect to the subject matter of this Agreement. The parties hereto hereby terminate all other shareholders' agreements between or among them which govern the voting, holding or sale of Shares of the Corporation or the management of the affairs of the Corporation.

12.8  NOTICES

All notices, demands and payments required or permitted under this Agreement must be in writing and may be delivered in person or by courier or by facsimile transmission to Shareholders at the addresses as first written above or on the other document by which a Person became party hereto, to Series A Investors at the addresses set forth on Schedule C, and if:

      (a)   to the Corporation, with a copy to:

            Farris, Vaughan, Wills & Murphy
            2600 - 700 West Georgia Street
            Vancouver, British Columbia, V7Y 1B3

            Fax: (604) 661-9349

            Attention: R. Hector MacKay-Dunn, Q.C.

      (b)   to the Sprout Investors, with a copy to each of:

            Latham & Watkins LLP
            135 Commonwealth Drive
            Menlo Park, California, 94025

            Fax: (605) 463-2600

            Attention: Michael W. Hall
                       Nicholas S. O'Keefe

            Bull, Housser & Tupper
            3000 - 1055 West Georgia Street
            PO Box 11130
            Vancouver, British Columbia, V6E 3R3

            Fax: (604) 641-4949

            Attention: Grant K. Weaver

or such other addresses as may from time to time be notified in writing by the parties. Any such notice shall be considered to have been given when personally delivered or upon receipt of acknowledgement of receipt if sent by courier, fax or other recorded communication.

12.9  WAIVER

Failure by any party hereto to insist in any one or more instances upon the strict performance of any one of the covenants contained herein shall not be construed as a waiver or relinquishment of such covenant. No waiver by any party hereto of any such covenant shall be deemed to have been made unless expressed in writing and signed by the waiving party.

12.10 SEVERABILITY

The unlawfulness or invalidity or unenforceability of any provision in this Agreement or of any covenant herein contained on the part of any party shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and the parties hereby undertake to renegotiate in good faith, with a view to concluding arrangements as nearly as possible the same as those herein contained.

12.11 ARBITRATION

In the event of a dispute hereunder which does not involve a party seeking a court injunction, that dispute shall promptly be referred to a single arbitrator under the provisions of the Commercial Arbitration Act (British Columbia) for decision within 45 days of such referral and the decision of the arbitrator shall be final and binding upon the parties hereto.

12.12 SUCCESSORS AND ASSIGNS

Except as provided in Section 7.2 and except for the Series A Shareholders and Series A Investors who shall not be so restricted, no party shall be entitled to assign his, her or its rights under this agreement to any Person without the prior written approval of the other parties, provided that such consent shall not be unreasonably with held. This Agreement shall be binding upon the successors and permitted assigns of the parties.

12.13 INDEPENDENT LEGAL ADVICE

Each of the parties to this Agreement acknowledges and agrees that Bull, Housser & Tupper has acted as counsel only to the Sprout Investors and that Farris, Vaughn, Wills & Murphy has acted as counsel only to the Corporation and that neither Bull, Housser & Tupper nor Farris, Vaughn, Shall & Murphy are protecting the rights or interests of any other party to this Agreement. The other parties to this Agreement acknowledge and agree that each of the Corporation, the Sprout Investors, Bull, Housser & Tupper and Farris, Vaughn, Wills & Murphy has given them the opportunity to seek, and have recommended that such parties obtain, independent legal advice with respect to the subject matter of this Agreement and, further, each of the other parties hereby represents and warrants to the Corporation, Bull, Housser & Tupper and Farris, Vaughn, Wills & Murphy that such other party has sought independent legal advice or waives such advice.

12.14 COUNTERPARTS

This Agreement may be executed in several counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and shall have the same force and effect as an original but such counterparts together shall constitute but one and the same instrument.

12.15 AMENDING AND RESTATING OF ORIGINAL SHAREHOLDERS' AGREEMENT

The parties hereby amend and restate the Original Shareholders' Agreement in its entirety.

12.16 ASPREVA CERTIFICATE

For purposes of this Agreement, including without limitation Sections 6 and 11 and subsections 3.4, 7.3, 7.4, 7.5, 7.6, 7.7, 7.12, 8.1, 8.2(a) and 8.4, the
Corporation shall be entitled to rely upon the information set out in Schedule C hereto setting forth the name and address of each Series A Investor and each such Series A Investor's proportionate equity ownership interest in Aspreva Funding. Aspreva Funding agrees to provide to the Corporation a certificate signed by an officer or director of Aspreva Funding promptly following any change to the information set out in Schedule C or upon the reasonable request of the Corporation.

12.17 EXPENSES

The Corporation shall pay to Aspreva Funding a maximum of US$15,000 per year on account of the expenses incurred by each of Aspreva Funding and Aspreva Holdings to maintain their respective Barbados organizational structures (including without limitation expenses associated with corporate filings, payment to directors, the preparation of financial statements and the preparation and filing of tax returns), until the earlier of (i) five years from the date hereof and (ii) the occurrence of an Initial Public Offering. Aspreva shall pay such amount within 15 days after request by Aspreva Funding, which request shall contain reasonably satisfactory evidence of such expenses. Each of the Series A Investors shall, promptly on request, pay any amounts owing for the foregoing in excess of such US$15,000 in proportion to their respective equity ownership interests in Aspreva Holdings.

12.18 MARKET STANDOFF AGREEMENT

Each Shareholder holding, directly or indirectly, in excess of 2% of the Common Shares on a Fully Converted Basis acknowledge and agree to be bound by Section
1.13 of the Registration Rights Agreement dated the date hereof among the Corporation and each of the Series A Investors.

IN WITNESS WHEREOF the parties have caused this Amended and Restated Shareholders' Agreement to be executed on the day, month and year first above written.

ASPREVA PHARMACEUTICALS CORPORATION

By: /s/ RICHARD M. GLICKMAN
    -----------------------------------------------------
    Name: Richard M. Glickman
    Title: Chief Executive Officer

/s/ RICHARD M. GLICKMAN
---------------------------------------------------------
RICHARD M. GLICKMAN

GLICKMAN FAMILY TRUST

By: /s/ T.M. GLICKMAN
    -----------------------------------------------------
    Name: T.M. Glickman
    Title: Trustee

/s/ MICHELLE L. SMITH
---------------------------------------------------------
MICHELLE L. SMITH

/s/ NOEL HALL
---------------------------------------------------------
NOEL HALL

/s/ SANDRA MACPHERSON
---------------------------------------------------------
SANDRA MACPHERSON

HALL MACPHERSON FAMILY TRUST

By: /s/ NOEL HALL
    -----------------------------------------------------
    Name: Noel Hall
    Title: Trustee

/s/ MICHAEL HAYDEN
---------------------------------------------------------
MICHAEL HAYDEN

/s/ S. HAYDEN
---------------------------------------------------------
SANDY HAYDEN

HAYDEN FAMILY TRUST

By: /s/ S. HAYDEN
    -----------------------------------------------------
    Name: Sandy Hayden
    Title: Trustee

GENWORKS INC.

By: /s/ MICHAEL HAYDEN
    -----------------------------------------------------
    Name: Michael Hayden
    Title:

/s/ ERICH MOHR
---------------------------------------------------------
ERICH MOHR

GUNDYCO
In Trust For Shelley Mohr

By: /s/ RANDY CLOWES
    -----------------------------------------------------
    Name: Randy Clowes
    Title: Associate Portfolio Manager/Investment Advisor

/s/ CHRIS WAGNER
---------------------------------------------------------
CHRIS WAGNER

/s/ KATHLEEN HILDEBRAND
---------------------------------------------------------
KATHLEEN HILDEBRAND

/s/ TOBIAS GLICKMAN
---------------------------------------------------------
TOBIAS GLICKMAN

UNIVERSITY TECHNOLOGIES 1 (VCC) LTD.

By: /s/ M. SANDS
    -----------------------------------------------------
    Name: Melissa Sands
    Title: Director

NEO VENTURES INC.

By: /s/ PETER G. BERRANG
    -----------------------------------------------------
    Name: Peter G. Berrang
    Title: Director

QWEST EMERGING BIOTECH (VCC) LTD.

By: /s/ JIM HEPPELL
    -----------------------------------------------------
    Name: Jim Heppell
    Title: President & Chief Executive Officer

QUIMBY INVESTMENTS (VCC) LTD.

By: /s/ PAUL GEYER
    -----------------------------------------------------
    Name: Paul Geyer
    Title: President, Director

ASPREVA INVESTORS FUNDING SRL

By: /s/ RONALD M. HUNT
    -----------------------------------------------------
Name: Ronald M. Hunt, its President

SPROUT ENTREPRENEURS FUND, L.P.
BY DLJ CAPITAL CORPORATION, ITS GENERAL PARTNER

By: /s/ RONALD M. HUNT
    -----------------------------------------------------
Name: Ronald M. Hunt, its Director

SPROUT CAPITAL IX, L.P.
BY DLJ CAPITAL CORPORATION, ITS GENERAL PARTNER

By: /s/ RONALD M. HUNT
    -----------------------------------------------------
Name: Ronald M. Hunt, its Director

/s/ JAMES NIEDEL
---------------------------------------------------------
JAMES NIEDEL

/s/ ANDREW FIRLIK
---------------------------------------------------------
ANDREW FIRLIK

INTERWEST INVESTORS VIII, L.P.
BY INTERWEST MANAGEMENT PARTNERS VIII, LLC, ITS GENERAL PARTNER

By: /s/ ARNOLD L. ORONSKY
    --------------------------------------------
Name: Arnold L. Oronsky
Title: Managing Director

INTERWEST INVESTORS Q VIII, L.P.
BY INTERWEST MANAGEMENT PARTNERS VIII, LLC, ITS GENERAL PARTNER

By: /s/ ARNOLD L. ORONSKY
    --------------------------------------------
Name: Arnold L. Oronsky
Title: Managing Director

INTERWEST PARTNERS VIII, L.P.
BY INTERWEST MANAGEMENT PARTNERS VIII, LLC, ITS GENERAL PARTNER

By: /s/ ARNOLD L. ORONSKY
    --------------------------------------------
Name: Arnold L. Oronsky
Title: Managing Director

INTERWEST PARTNERS VII, L.P.
BY INTERWEST MANAGEMENT PARTNERS VII, LLC, ITS GENERAL PARTNER

By: /s/ ARNOLD L. ORONSKY
    --------------------------------------------
Name: Arnold L. Oronsky
Title: Managing Director

INTERWEST INVESTORS VII, L.P.
BY INTERWEST MANAGEMENT PARTNERS VII, LLC, ITS GENERAL PARTNER

By: /s/ ARNOLD L. ORONSKY
    --------------------------------------------
Name: Arnold L. Oronsky
Title: Managing Director

THOMAS WEISEL HEALTHCARE VENTURE PARTNERS, L.P.

BY: THOMAS WEISEL HEALTHCARE VENTURE PARTNERS LLC
    ITS GENERAL PARTNER

BY: THOMAS WEISEL CAPITAL PARTNERS LLC
    ITS MANAGING MEMBER

By: /s/ RICHARD SPALDING
    --------------------------------------------
    Name: Richard Spalding
    Title: Partner

BIOTECHNOLOGY DEVELOPMENT FUND IV, L.P.

By: /s/ FRANK KUNG
    --------------------------------------------
Name: Frank Kung, Managing Member, BioAsia Investments IV, LLC
      General Partner of Biotechnology Development Fund IV, L.P.

BIOTECHNOLOGY DEVELOPMENT FUND IV AFFILIATES, L.P.

By: /s/ FRANK KUNG
    --------------------------------------------
Name: Frank Kung, Managing Member, BioAsia Investments IV, LLC
      General Partner of Biotechnology Development Fund IV Affiliates, L.P.

AXIOM VENTURE PARTNERS III, L.P.

By: /s/ ALAN MENDELSON
    --------------------------------------------
Name: Alan Mendelson, its General Partner

THE BOARD OF TRUSTEES OF THE
LELAND STANFORD JUNIOR UNIVERSITY

By: /s/ TYLER EDELSTEIN
    --------------------------------------------
Name: Tyler Edelstein, its Managing Director, Separate Investments

HBM BIOVENTURES (CAYMAN) LTD.

By: /s/ JOHN ARNOLD
    --------------------------------------------
Name: John Arnold
Title: Chairman & Managing Director

                                   SCHEDULE A

                              LIST OF SHAREHOLDERS

NAME AND ADDRESS OF SHAREHOLDER                                             NUMBER AND DESIGNATION OF SHARES
-------------------------------                                             --------------------------------
Richard M. Glickman                                                                     96,117
                                                                                        70,589

Richard M. Glickman and Michelle L. Smith, jointly                                   1,526,216

Glickman Family Trust                                                                  300,000

Richard M. Glickman, Trustee for the 2002 Aspreva                                      320,000
Incentive Stock Purchase Plan Trust

Noel Hall                                                                               40,733

Noel Hall and Sandra MacPherson, jointly                                             1,822,333

Hall MacPherson Family Trust                                                           100,000

Michael Hayden                                                                         455,584
                                                                                        24,222

Sandy Hayden                                                                           455,583

Hayden Family Trust                                                                    455,583

Genworks Inc.                                                                          455,583

396314 BC Ltd.                                                                         150,000

401502 BC Ltd.                                                                         100,000

Carey Adirim                                                                            22,388

Maurice Bloch                                                                           52,238

BMO Nesbitt Burns ITF #805-99171                                                       100,000

Ian Booth                                                                               37,313

Building Biotech (VCC) Ltd.                                                             37,313

Wayne International Holding Ltd.                                                        40,000

Barry Glickman                                                                          45,000

Jeff Glickman                                                                           22,925

Tobias Glickman                                                                         50,000

Kathleen Hildebrand                                                                     37,314

Barry Lando                                                                             74,627

NBCN Cleaning Inc. ITF Edwin Levy,                                                      37,314
Account No. 3PD756E

NAME AND ADDRESS OF SHAREHOLDER                                             NUMBER AND DESIGNATION OF SHARES
-------------------------------                                             --------------------------------
Neo Ventures Inc.                                                                      150,000

Qsero Network Systems                                                                   74,700

Qwest Emerging Biotech (VCC) Fund Ltd.                                                 186,567

Quimby Investments (VCC) Ltd.                                                          150,000

Raymond James Ltd. in trust for A/C No. 102R4A2                                         45,000

Robert W. Rieder                                                                        14,925

Rix Venture Capital (VCC) Corp.                                                        149,254

Rufus Research Inc.                                                                     37,500

Ryco 2001 Family Trust                                                                  74,627

University Technologies 1 (VCC) Inc.                                                   186,567

Lee A. Weber                                                                            57,328

BJS Holdings Ltd.                                                                       37,314

Bosa Venture Capital Corp.                                                             186,567

Lorin Charlton                                                                          15,000

Gundyco in trust for Shelly Mohr                                                       250,000

Al Hakimzadeh                                                                           37,500

Peter Lando                                                                             25,000

Erich Mohr                                                                             500,000

Nina Vellani                                                                            15,000

Chris Wagner                                                                           150,000

Aspreva Investors Funding SRL                                                        8,755,483

HBM BioVentures (Cayman) Ltd.                                                        1,117,721

                                   SCHEDULE B

                           CONSENT AND ACKNOWLEDGEMENT

TO:   ASPREVA PHARMACEUTICALS CORPORATION (the "Corporation")

Consent to Act as a Director

I hereby certify that:

      (a)   I am not less than eighteen years of age;

      (b) I am not of unsound mind and have not been so found by a court in Canada or elsewhere; and

      (c)   I do not have the status of a bankrupt.

I hereby:

1. consent to my election or appointment from time to time as a director of the Corporation and consent to the holding of meetings of directors or any committees of directors of which I am a member by means of such telephone or other communications facilities as permit all persons participating in the meetings to hear each other;

2.    acknowledge and declare that I am a resident of Canada;

3. undertake to advise the Corporation in writing of any change in my status as a resident of Canada;

Acknowledgement

Whereas:

A. The Corporation has entered into to a Shareholders' Agreement as amended or replaced from time to time, (the "Shareholders' Agreement") dated as of -, 2004 among the Corporation, the Founders, the Series A Investors and certain other Shareholders of the Corporation;

B. The Founders and the Series A Investors have invested in the Corporation on the basis that the business and affairs of the Corporation shall be conducted in accordance with the provisions of the Shareholders' Agreement;

C. The Corporation, the Founders and the Series A Investors wish to ensure that all directors of the Corporation acknowledge the framework established by the Shareholders' Agreement for the conduct of the Corporation's business and affairs;

Therefore, I hereby acknowledge that I have read and am familiar with the terms and conditions of the Shareholders' Agreement.

This consent and acknowledgement is effective until I resign in writing from the Corporation or otherwise cease to be a director of the Corporation.

Signed, sealed and delivered by the undersigned on this _______ day of __________, 200___.

__________________________________
PRINT NAME

Address:

                                   SCHEDULE C

                               SERIES A INVESTORS

                                                                      PROPORTIONATE EQUITY OWNERSHIP INTEREST
NAME AND ADDRESS OF SHAREHOLDER                                                 IN ASPREVA FUNDING
-------------------------------                                       ---------------------------------------
Sprout Entrepreneurs Funds, L.P.                                                    0.2%
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

Sprout Capital IX, L.P.                                                            48.7%
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

James Niedel                                                                        0.4%
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

Andrew Firlik                                                                       0.2%
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

InterWest Investors VIII, L.P.                                                      0.1%
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Investors Q VIII, L.P.                                                    0.2%
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Partners VIII, L.P.                                                       8.6%
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Partners VII, L.P.                                                       19.9%
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Investors VII, L.P.                                                       1.0%

c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

HBM BioVentures (Cayman) Ltd.                                                         0%
Unit 10 Eucalyptus Building
Crewe Road
PO Box 30852 SMB
Grand Cayman, Cayman Islands

Thomas Weisel Healthcare Venture Partners, L.P.                                    10.6%
c/o Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, CA 94104

Biotechnology Development Fund IV, L.P.                                             5.9%
c/o BioAsia Investments
575 High Street, Suite 201
Palo Alto, CA 94301

Biotechnology Development Fund IV Affiliates, L.P.                                  0.1%
c/o BioAsia Investments
575 High Street, Suite 201
Palo Alto, CA 94301

Axiom Venture Partners III, L.P.                                                    4.0%
CityPlace II - 17th Floor
185 Asylum Street
Hartford, CT 06103

The Board of Trustees of the Leland Stanford Junior University                      0.1%
C/o Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

TOTAL:                                                                              100%

                                   SCHEDULE D

Sprout Entrepreneurs Funds, L.P.
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

Sprout Capital IX, L.P.
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

James Niedel
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

Andrew Firlik
c/o Sprout Group
11 Madison Avenue, 26th Floor
New York, New York 10010

InterWest Investors VIII, L.P.
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Investors Q VIII, L.P.
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Partners VIII, L.P.
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Partners VII, L.P.
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

InterWest Investors VII, L.P.
c/o InterWest Partners
2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

Thomas Weisel Healthcare Venture Partners, L.P.
c/o Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, CA 94104

Biotechnology Development Fund IV, L.P.
c/o BioAsia Investments
575 High Street, Suite 201
Palo Alto, CA 94301

Biotechnology Development Fund IV Affiliates, L.P.
c/o BioAsia Investments
575 High Street, Suite 201
Palo Alto, CA 94301

Axiom Venture Partners III, L.P.
CityPlace II - 17th Floor
185 Asylum Street
Hartford, CT 06103

The Board of Trustees of the Leland Stanford Junior University
C/o Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

                                   SCHEDULE E

                                  PFIC EXHIBIT
                              ANNUAL QUESTIONNAIRE

(1) This questionnaire applies to the taxable year of Aspreva Pharmaceuticals Corporation ("the Corporation") and its subsidiaries beginning on January 1, 200__, and ending on December 31, 200__.

(2)   Please check here if 75% or more of the Corporation's gross income
      constitutes passive income. [   ].

      Please check here if 75% or more of any of the subsidiaries gross income
      constitutes passive income, and specify such subsidiary. [   ]

      Passive Income: For purposes of this test, passive income includes:

      - Dividends, interests, royalties, rents and annuities, excluding, however, rents and royalties which are received from an unrelated party in connection with the active conduct of a trade or business.

      -     Net gains from the sale or exchange of property --

            - which gives rise to dividends, interest, rents or annuities (excluding, however, property used in the conduct of a banking finance or similar business, or in the conduct of an insurance business);

            -     which is an interest in a trust, partnership, or REMIC; or

            -     which does not five rise to income.

      -     Net gains from transactions in commodities.

      -     Net foreign currency gains.

      -     Any income equivalent to interest.

      Look-through rule: if the Corporation owns, directly or indirectly, 25% of the stock by value of another corporation, the Corporation must take into account its proportionate share of the income received by such other corporation. The revenue received pursuant to the CellCept Collaboration and Promotion Agreement, among Aspreva Pharmaceuticals GmbH, Hoffmann-La Roche Inc. and F. Hoffman-La Roche Ltd. is not deemed to constitute passive income.

(3) Please check here if the average fair market value during the taxable year of passive assets held by the Corporation (or any of its subsidiaries) equals 50% or more of the average fair market value of all of the
      Corporation's assets. [   ]

      Note: This test is applied on a gross basis; no liabilities are taken into account.

      Passive Assets: For purposes of this test, "passive assets" are those assets which generate (or are reasonably expected to generate) passive income (as defined above). Assets which generate partly passive and partly non-passive income are considered passive assets to the extent of the relative proportion of passive income (compared to non-passive income) generated in a particular taxable year by such assets. Please note the following:

            - A trade or service receivable is non-passive if it results from sales or services provided in the ordinary course of business.

            - Intangible assets that produce identifiable items of income, such as patents or licenses, are characterized in terms of the type of income produced.

            - Goodwill and going concern value must be identified to a specific income producing activity and are characterized in accordance with the nature of that activity.

            - Cash and other assets easily convertible into cash are passive assets, even when used as working capital.

            - Stock and securities (including tax-exempt securities) are passive assets, unless held by a dealer as inventory.

      Average Value: For purposes of this test, "average fair market value" equals the average quarterly fair market value of the assets for the relevant taxable year.

      Look-through rule: if the Corporation owns, directly or indirectly, 25% of the stock by value of another corporation, the Corporation must take into account its proportionate share of the passive assets of such other corporation.

(4) If (2) or (3) above is checked, please provide the information in the following pages (titled "PFIC Annual Information").

                              PFIC ANNUAL STATEMENT

      Pursuant to the U.S. Treasury Regulations section 1.1295-1(g)(1), the Corporation provides the following information:

(i) The first and the last days of the taxable year of the Corporation (or the relevant subsidiary) to which this statement applies:

(ii) [Each US Investor] has the following pro-rata share of the ordinary earnings and net capital gain of the Corporation (or the relevant subsidiary, if any) as determined under U.S. income tax principles for the taxable year:

      Ordinary Earnings: ______________ (as determined under U.S. income tax principles)

      Net Capital Gain: ______________ (as determined under U.S. income tax principles)

      Pro Rata Share: For purposes of the foregoing, the shareholder's pro rata share equals the amount that would have been distributed with respect to the shareholder's stock if, on each day during the taxable year of the Corporation (or the subsidiary), it had distributed to each shareholder its pro rata share of that day's ratable share (determined by allocating to each day of the year, an equal amount of its aggregate ordinary earnings and aggregate net capital gain for such year) of its ordinary earnings and net capital gain for such year. Determination of a shareholder's pro rata share will require reference to the corporate charter, certificate of incorporation, articles of association or other comparable governing document.

(iii) The amount of cash and fair market value of other property distributed or deemed distributed by the Corporation to [US Investor] during the taxable year specified in paragraph 1, is as follows:

                   Cash:

                   Fair Market Value of Property:

(iv) The Corporation will permit (and will cause its subsidiaries to permit) [US Investor] to inspect and copy the Corporation's (and the subsidiaries') permanent books of account, records, and such other documents as may be maintained by the Corporation (and the subsidiaries) that are necessary to establish that PFIC ordinary earnings and net capital gain, as provided in Section 1293(e) of the U.S. Internal Revenue Code of 1986, as amended (or any successor provision thereto), are computed in accordance with U.S. income tax principles, and to verify these amounts and the investor's pro rata share thereof.

      To the best of the Corporation's knowledge, the foregoing representations are true and accurate as of the date hereof. If the Corporation becomes aware of any such representation that ceases to be true and accurate, the Corporation shall give immediate notice of such fact to [US Investor].

                                      Aspreva Pharmaceuticals Corporation

                                      By: _______________________________

                                      Name: _____________________________

                                      Title: ____________________________

                                      Date: _____________________________